As filed with the U.S. Securities and Exchange Commission on April 21, 2026
Registration No. 333-238712

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-8329
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 6 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 167 [X]
John Hancock Life Insurance Company of New York Separate Account B
(Exact Name of Registrant)
John Hancock Life Insurance Company of New York
(Name of Depositor)
100 Summit Lake Drive
Valhalla, NY 10595
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

MICHAEL A. RAMIREZ
John Hancock Life Insurance Company of New York
U.S. INSURANCE LAW
197 CLARENDON ST.
BOSTON, MA 02116
(Name and complete address of agent for service)

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of this amendment.
It is proposed that this filing will become effective (check appropriate box):
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on April 27, 2026, pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on ______ pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.
If appropriate check the following box
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

John Hancock Life Insurance Company of New York Separate Account B
John Hancock Life Insurance Company of New York
(“John Hancock NY”)
Flexible Premium Survivorship Variable Universal Life Insurance Policy with Indexed Accounts
ACCUMULATION SURVIVORSHIP VARIABLE UNIVERSAL LIFE 2020
Prospectus dated April 27, 2026
You may choose to allocate your policy value to one or more of the options that the policies make available for that purpose. These options include our “variable investment accounts,” where the policy value will vary directly with the positive or negative investment experience of underlying investment “portfolios.” To provide you with that investment experience, amounts that you allocate to a variable investment account are held in a corresponding “subaccount” of John Hancock Life Insurance Company of New York Separate Account B (“Separate Account”), and the subaccount invests those amounts exclusively in one of the portfolios.
You may also allocate policy value to a fixed indexed account (“indexed account”) or to a “fixed account” that the policy makes available. This prospectus provides detailed information about all such options to which you can allocate your policy value.
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at Investor.gov.

important Information you should consider about the policy
FEES AND EXPENSES
Charges for Early Withdrawals
There are surrender charges assessed if your policy is surrendered or lapses in the first ten policy years from the Policy Date. The maximum surrender charge is 4.99% of Base Face Amount. For example, if the Base Face
Amount is $100,000, the highest possible surrender charge would be $4,989.
				FEE TABLE Deductions from policy value
Transaction Charges
In addition to surrender charges (if applicable), you may also be charged for the following transactions:

A premium charge will be deducted from each premium paid.

A transfer fee may be deducted upon transfers into or out of a variable investment account after you have made more than 12 such transfers in a year.
				FEE TABLE Deductions from premium payments Deductions from policy value
Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, you will also be subject to certain ongoing fees and expenses, including a cost of insurance charge, administrative charge, Base Face Amount charge, Supplemental Face
Amount charge, asset-based risk charge, policy loan costs, and supplementary benefit rider charges. Some of these fees and expenses are based wholly or in part on the characteristics of the insured person (e.g., age, sex, and underwriting classification).

You should view the “policy specifications” page of your policy for rates applicable to your policy.

				FEE TABLE Deductions from policy value
	You will also bear expenses associated with the portfolios under the policy, as shown in the following table:			Charges at the portfolio level APPENDIX
	Annual Fee	Minimum	Maximum
	Variable investment accounts (portfolio fees and expenses)	0.39%	1.19%

RISKS
Risk of Loss	You can lose money by investing in this policy.	PRINCIPAL RISKS OF INVESTING IN A POLICY
Not a Short- Term Investment
This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The policy is unsuitable as a short-term savings vehicle because of substantial policy-level charges, including the premium charge and the surrender charge, as well as potential adverse tax consequences from such short-term use.
Early Surrender or Withdrawal Risk/Not a Short-Term Investment
Risks Associated with Investment Options
An investment in this policy is subject to the risk of poor
performance and can vary depending on the performance of the account allocation options available under the policy (e.g., portfolios). Each such option (including the fixed account and indexed accounts) will have its own unique risks, and you should review these options before making an allocation decision. You can find the prospectuses and other information about the portfolios at
dfinview.com/JohnHancock/PUFT/SVUL2020_NY.
Investment Risk/Risk of Loss Risks Associated with Indexed Accounts

RISKS
Insurance Company Risks
Your investment in the policy is subject to risks related to John
Hancock NY, including that the obligations (including under the fixed and indexed account options), guarantees, or benefits are subject to the claims-paying ability of John Hancock NY.
Information about John Hancock NY, including its financial strength ratings, is available upon request from your John Hancock NY representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-732-5543.
Depositor Registrant
Policy Lapse
Unless the No-Lapse Guarantee is in effect, this policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. The “net cash surrender value” is your policy value, less any policy debt, and less any applicable surrender charges.
This can happen as a result of insufficient premium payments, poor performance of the variable or general account options you have chosen, withdrawals, or unpaid loans or loan interest. If a default is not cured within a 61-day grace period, your policy will lapse without value, and no death benefit or other benefits will be payable. You can apply to reinstate a policy that has gone into default, subject to conditions including payment of a specified amount of additional premiums.
Lapse and Reinstatement

RESTRICTIONS
Investments
There are restrictions that may limit the variable investment account options and general account options (including the fixed account and indexed accounts) that you may choose, as well as limitations on the transfer of policy value among those options. These restrictions may include a monthly limit on the number of transfers you may make.
We may also impose additional restrictions to discourage market timing and disruptive trading activity.

In particular, your allocation options will be affected if you elect to take a loan or receive benefits under certain supplementary benefit riders.

Among other things, the policy also allows us to eliminate the shares of a portfolio or substitute shares of another new or existing portfolio, subject to applicable legal requirements.

Limitations on transfers
to or from a variable
investment account

Limitations on transfers
out of the fixed account

Effect of Loans on Cash
Value and Death
Benefit

Overloan Protection
Rider

Portfolios

and The Indexed
Accounts

Optional Benefits
There are restrictions and limitations relating to optional benefits, as well as conditions under which an optional benefit may be modified or terminated by us. For example, certain supplementary benefit riders may be subject to underwriting, and your election of an option may result in restrictions upon some of the policy benefits, including availability of investment options.
Return of Premium Death Benefit Rider Overloan Protection Rider More About Certain Optional Benefits

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy. There is no additional tax benefit to you if the policy is purchased through a tax-qualified plan. If we pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax, with any portion not treated as a return of your premiums includible in your income. Distributions also are subject to tax penalties under some circumstances. If your policy is a modified endowment contract, distributions, including policy loans, are treated as coming first from the gain in the policy and are includible in your income.
Tax Consequences of Owning a Policy

CONFLICTS OF INTEREST
Investment Professional Compensation
Some investment professionals may receive compensation for selling the policy, including by means of commissions and revenue sharing arrangements. These investment professionals may have a financial incentive to offer or recommend this policy over another investment.
Commissions Paid to Dealers
Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own, and you should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.
Commissions Paid to Dealers

Overview of the Policy
Purpose
This is a so-called “survivorship” policy that provides coverage on two insured persons. The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured persons. Fees, expenses and tax implications can make variable life insurance unsuitable as a short-term savings vehicle.
Premiums
We call the investments you make in the policy “premiums” or “premium payments.” The Minimum Initial Premium is a dollar amount that is stated in your policy specifications and that must be paid to us in full before your policy will take effect. Premium payments after the initial premium may not be required, but you must pay enough premium to keep the policy in force. That’s why the policy is called a “flexible premium” policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the younger insured person’s attained age 121, subject to the need to pay enough premium to keep the policy in force, and to limitations on maximum premium amount.
Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments. From each premium payment you make, we deduct the applicable premium charges identified in the FEE TABLE. We invest the rest (the “net premium”) in the variable investment accounts, the indexed accounts or any fixed account you’ve elected. The policy offers a number of variable investment accounts. You can find some important information about each portfolio in the APPENDIX, but for a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, you should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.
You can also allocate policy value to the fixed account (where it is credited with rates of interest that we declare from time to time but will never be less than a minimum rate guaranteed in your policy specifications) or to “segments” of the indexed account. Amounts in a segment of the indexed account are credited with a rate of interest based on, among other things, the return of the Standard & Poor’s 500® stock price index (excluding dividends) over the segment’s term.
The rate of interest we credit for an index segment is equal to the index’s return over the segment’s term, multiplied by a percentage (the “participation rate”) and subject to an upper limit (a “cap rate”) and a guaranteed minimum rate (a “floor rate”). We set a segment’s participation, cap, and floor rates at the beginning of the segment’s term, and the rate we set for any of those factors will never be less favorable to you than a guaranteed rate that your policy specifications shows for that factor. If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e., “lapse”). This can happen because you haven’t paid enough premium, because the investment performance of the variable investment accounts you’ve chosen has been poor, because the performance of the S&P 500 has been poor, or because of a combination of all factors.
Policy Features
Death benefit. When the last surviving insured person dies, we will pay the “death benefit” minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You choose which one you want in the application.
• Option 1. The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit. The “Total Face Amount” is the amount of life insurance coverage equal to the “Base Face Amount” plus any “Supplemental Face Amount,” as set forth in your policy.
• Option 2. The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death of the last surviving insured person, or (2) the minimum death benefit.
Surrender of the policy. You may surrender the policy in full while the last surviving insured person is alive. If you do, we will pay you the policy value less any outstanding policy debt and less any applicable surrender charge. This is called your “net cash surrender value.”

Withdrawals. After the first policy year, you may make a withdrawal of part of your net cash surrender value. Generally, each withdrawal must be at least $500. Your policy value is automatically reduced by the amount of the withdrawal. A withdrawal may also reduce the Total Face Amount.
Policy loans. If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. If there is an outstanding loan when the last surviving insured person dies, the amount of the loan and accrued interest will be deducted from the death benefit and other policy proceeds.
Policy credit. On the first day of each policy month, beginning in the “Policy Credit Commencement Year” and continuing for 20 years, we will calculate a “policy credit” to be applied to the variable investment accounts, the fixed account and indexed accounts in the same manner as we take monthly deductions from these accounts. We apply the policy credit, if any, as an additional amount for keeping your policy in force. The policy credit is based on reduced costs in later policy years. Policy credits are not applied to amounts in the loan account. The policy credit equals the “Policy Credit Rate” times the lesser of the policy value or the Policy Credit Limit. The “Policy Credit Limit” is equal to the Total Face Amount at Issue plus any amount payable under the Return of Premium Death Benefit Rider plus the policy value, minus the death benefit and any outstanding policy debt. If your policy is in default or has lapsed, the Policy Credit will equal zero. The policy credit cannot be used to satisfy your No-Lapse Guarantee Premium. No policy credit is applied if death benefit Option 2 is in effect. The Policy Credit Rate and the Policy Credit Commencement Year vary by the average issue age of the insured persons and are identified in the policy specifications.
Supplementary benefit riders. When you apply for the policy, you can request any of the below-listed supplementary benefit riders that we make available. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits.
• Healthy Engagement Rider
• Return of Premium Death Benefit Rider
• Cash Value Enhancement Rider
• Overloan Protection Rider
• Policy Split Option Rider
• Four-Year Term Rider
You can find information about the fees we charge for these riders under “Optional Benefit Charges” in the Fee Table below. We also offer, at no charge, a dollar cost averaging (“DCA”) program and an asset allocation balancer program.
Indexed Accounts.
In addition to the variable investment options (see APPENDIX), you can elect to allocate net premium or transfer policy value to the following indexed accounts: Base Capped Indexed Account and Base High Par Capped Indexed Account. Amounts that you allocate to the indexed accounts are initially held in a portion of an indexed account you elected (the “holding segment”) until the amounts are designated to the segment of the indexed account on the segment initiation date, which is generally the 15th of each month. A segment is 12-months in duration for the Base Capped and Base High Par Capped indexed accounts (the “segment term”) and is eligible to receive interest (“indexed segment interest credit”) on the last day of the segment term, which is known as the “segment maturity date.

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy specifications for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer policy value between investment options.
TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Maximum premium charge	Upon payment of premium	5% of each premium paid(1)
Surrender charge(2)	Upon surrender or policy lapse
Minimum charge		$ 13.32 per $ 1,000 of Base Face Amount
Maximum charge		$ 49.89 per $ 1,000 of Base Face Amount
Charge for representative insured persons		$ 25.84 per $ 1,000 of Base Face Amount
Transfer fee(3)	Upon each transfer into or out of a variable investment account beyond an annual limit of twelve	$ 25
Cash Value Enhancement Rider	Upon policy issue	$500.00
Overloan Protection Rider(4)	At exercise of benefit
Minimum charge		0.04%
Maximum charge		8.0%
(1) This charge is 5% of each premium paid in years 1-10 and 2% of each premium paid in years 11 and thereafter.
(2) A surrender charge is applicable for ten policy years from the Policy Date, and varies based upon the sex, issue age and duration, and risk classification of the insured persons. The charges shown in the table are the amounts applied in month one in the first year of the surrender charge period. The minimum charge shown is for two 20 year old female standard non-smoker underwriting risks. The maximum charge shown is for two 90 year old male standard smoker underwriting risks. The charge for the representative insured persons is for a 55 year old male standard nonsmoker underwriting risk and a 52 year old female standard non-smoker underwriting risk. These charge may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock NY representative.
(3) This charge is not currently imposed, but we reserve the right to do so in the policy.
(4) The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the younger insured person at the time of exercise. The minimum rate shown is for the younger insured person who has reached attained age 120. The maximum rate shown is for the younger insured person who has reached attained age 75. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock NY representative.
The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.
PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges:
Cost of Insurance(1)	Monthly
Minimum charge		$0.01 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR
Charge for a representative insured persons		$0.01 per $1,000 of NAR
Administrative charge	Monthly	$20.00
Base Face Amount charge(2)	Monthly
Minimum charge		$0.02 per $1,000 of Base Face Amount

PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Maximum charge		$3.55 per $1,000 of Base Face Amount
Charge for a representative insured persons		$0.26 per $1,000 of Base Face Amount
Supplemental Face Amount charge(3)	Monthly
Minimum charge		$0.01 per $1,000 of Supplemental Face Amount
Maximum charge		$1.83 per $1,000 of Supplemental Face Amount
Charge for a representative insured persons		$0.06 per $1,000 of Supplemental Face Amount
Asset-based risk charge(4)	Monthly	0.025% (monthly rate) of policy value
Maximum policy loan interest rate(5)	Accrues daily Payable annually	3.25% annual rate
Optional Benefit Charges:
Healthy Engagement Rider	Monthly	$4
Return of Premium Death Benefit Rider(6)	Monthly
Minimum charge		$0.01 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR
Charge for representative insured persons		$0.01 per $1,000 of NAR
Policy Split Option Rider	Monthly	$0.06 per $1,000 of Total Face Amount
(1) The “cost of insurance” charge is determined by multiplying the net amount of insurance for which we are at risk (the “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon age at issue, the length of time the policy has been in effect, the insurance risk characteristics and (generally) the gender of the insured persons. The minimum rate shown is the rate in the first policy year for two 20 year old female standard non-smoker underwriting risks. The maximum rate shown is the rate in the fourteenth policy year for two 90 year old male substandard smoker underwriting risks. The representative insured persons rate shown is for a 55 year old male standard non-smoker underwriting risk and a 52 year old female standard non-smoker underwriting risks. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock NY representative.
(2) This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, age, and risk classification at issue of each insured person. The maximum rate shown is the rate in the first policy year for two 90-year old male substandard smoker underwriting risks. The minimum rate shown is the rate in the first policy year for a 20-year old female super preferred non-smoker underwriting risk and a 20-year old female preferred non-smoker underwriting risk. The representative insured persons rate shown is the rate for a 55-year old male standard non-smoker underwriting risk and a 52- year old female standard non-smoker underwriting risk. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock NY representative.
(3) This charge is determined by multiplying the greater of the Supplemental Face Amount at issue and the Supplemental Face Amount on the processing date by the applicable rate. The rates vary by the sex, age, and risk classification at issue of each insured person. The maximum rate shown is the rate in the first policy year for two 90-year old male substandard smoker underwriting risks. The minimum rate shown is the rate in the first policy year for a 41-year old female standard plus non-smoker underwriting risk and a 53-year old female super-preferred non-smoker underwriting risk. The representative insured persons rate shown is the rate for a 55- year old male standard non-smoker underwriting risk and a 52-year old female standard non-smoker underwriting risk. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock NY representative.
(4) This charge is not currently imposed, but we reserve the right do so in the policy. This charge only applies to that portion of policy value held in the variable investment accounts. The charge determined does not apply to any fixed account or indexed account.
(5) The maximum effective annual interest rate we can charge for the loan account is 3.25% for policy years 1-10 and 2.25% for policy years 11 and thereafter. The minimum interest that the loan account will earn is equal to the difference between the maximum annual interest rate we charge for the loan minus the Maximum Loan Interest Credited Differential. The Maximum Loan Interest Credited Differential is the difference between the annual interest rate we charge for the loan minus the interest rate we credit for the loan, however, it will never be greater than 3.25% for policy years 1-10 and 2% thereafter. For example, if the annual interest rate we charge for a loan in policy year 14 is 3%, we cannot credit interest at a rate less than 1% because the difference between the interest rate charged for the loan and the interest rate credited to the loan cannot be more than the Maximum Loan Interest Credited Differential, which is 2%. Policy value in the variable investment accounts, fixed account, and holding segments for the indexed accounts used as collateral for a loan are transferred to the loan account and credited and charged interest as explained above. Policy value in the indexed accounts used as collateral for a loan is not transferred to the loan account and instead is credited interest in the manner described in “The indexed accounts” section, which is different from interest credited to the loan account. Policy value in the indexed accounts used as collateral for a loan is charged interest at the rate described above.
(6) The Return of Premium Death Benefit Rider charge is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the age at issue, the length of time the policy has been in effect, the insurance risk characteristics and (generally) the sex of the insured persons. The maximum rate shown is the rate in the fourteenth policy year for two 90 year old male substandard smoker underwriting risks. The minimum rate shown is the rate in the first policy year for two 20 year old female standard non-smoker underwriting risks. The representative insured persons rate shown is for a 55 year old male standard non-smoker underwriting risk and a 52 year old female standard non-smoker underwriting risk. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock NY representative.
The next item shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. A complete list of the portfolios available under the policy, including their annual expenses, may be found at the back of this document.
Annual Portfolio Expenses	Minimum	Maximum
Range of expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.39%	1.19%

General Description of the Policy
Policy Rights
Owner and beneficiary. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured persons are different, so you should discuss this issue with your tax adviser.
While either of the insured persons is alive, you will have a number of options under the policy. These options include:
• Determine when and how much you allocate to the variable investment accounts, indexed accounts and any fixed account
• Borrow or withdraw amounts you have in the variable investment account, the indexed accounts and any fixed account
• Change the beneficiary who will receive the death benefit
• Change the amount of insurance
• Surrender the policy for its net cash surrender value
• Choose the form in which we will pay out the death benefit or other proceeds
You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the last surviving insured person’s death. Until the death of the last surviving insured person you can change your beneficiary by written request. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.
Allocation of Premiums
All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market variable investment account. After the Issue Date but prior to the Allocation Date, net premiums received are allocated to the Money Market variable investment account. The “Allocation Date” of the policy is the tenth day after the Issue Date. The Issue Date is shown in your policy specifications. On the Allocation Date, the net premiums paid plus return credited, if any, will be allocated among the variable investment accounts, the indexed accounts or the fixed account in accordance with the policy owner’s instructions. The “net premium” is the premium paid less the applicable premium charges we deduct from it. Any net premium received on or after the Allocation Date will be allocated among variable investment accounts, the indexed accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. In your application for a policy, you give us your initial instructions as to how you wish your initial and future premium payments to be allocated among the variable investment, fixed, and indexed accounts. Your instructions must be in percentages that add up to 100%. By written request and at any time, you may change the variable investment accounts, the indexed accounts or any fixed account in which future premium payments will be invested.
There are restrictions that may limit the variable account investment options and fixed account options that you may choose, as well as limitations on the transfer of policy value among those options. For example, your investment options will be limited if you exercise benefits under the Overloan Protection Rider. Specifically, all value you have in the variable investment or indexed accounts will automatically be transferred to the fixed account, and, so long as you continue to receive any of those benefits, you will not be permitted to allocate any additional amounts to the variable investment or indexed accounts.

Transfers of Policy Value
You may transfer your policy value from one variable investment account, an indexed account or any fixed account to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any variable investment account in any policy year is $1,000,000.
We have adopted policies and procedures with respect to frequent transfers of policy value among variable investment accounts.
Limitations on transfers to or from a variable investment account. Our current practice is to restrict transfers into or out of variable investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market variable investment account even if the two transfers per month limit has been reached, but only if 100% of the account value in all variable investment accounts is transferred to the Money Market variable investment account. If such a transfer to the Money Market variable investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market variable investment account to any other variable investment account, any indexed account or any fixed account may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading.
Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the variable investment accounts in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one variable investment account into a second variable investment account, the values can only be transferred out of the second variable investment account if they are transferred into the Money Market variable investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market variable investment account may not be transferred out of the Money Market variable investment account into any other variable investment account, indexed account, or any fixed account for 30 calendar days.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the variable investment accounts in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any variable investment account or portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long- term investors.
We will apply these limitations uniformly to each class of policies.
Frequent transfers among variable investment accounts. Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment accounts on a daily basis and allow transfers among variable investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency.
Whatever the reason, long-term investors in any variable investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the variable investment account’s portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which would be 12 or more). No transfer fee will be imposed on any transfer from a variable investment account into any fixed account if the transfer occurs during the following periods:
• within 18 months after the policy’s Issue Date, or
• within 60 days after the later of the effective date of a material change in the investment objectives of any variable investment account or the date you are notified of the change.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Limitations on transfers out of the fixed account. Transfers out of the fixed account option in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer out of the fixed account may not involve a transfer to the Money Market variable investment account. We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future. We may waive the transfer restrictions on the fixed account.
Limitations on transfers to and from an indexed account. You may transfer policy value from any indexed account to a variable investment account, a fixed account or another indexed account only on a segment maturity date. You may set up transfer instructions at the time you elect to invest in any indexed account and may change the instructions at any time subject to the lock in date.
Potential additional limitations. We reserve the right to take other actions to restrict transfers, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain variable investment accounts, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the portfolio. We may also impose additional administrative conditions upon or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right. A portfolio also may require us to impose additional trading restrictions if violations of its policies against frequent or disruptive trading in its shares are discovered.
Dollar cost averaging and asset allocation balancer programs. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one variable investment account into any other variable investment account, a fixed account, or a holding segment of an indexed account until the amounts are designated to a segment of the indexed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. We do not apply any minimum amount requirements for participation in the DCA program. You can participate in both the dollar cost averaging and asset rebalancing programs at the same time. Under the asset allocation balancer program, you will designate an allocation of policy value among variable investment accounts. We will move amounts among the variable investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. This asset allocation balancer program only applies to policy value in the variable investment accounts. No fee is charged for these programs. We reserve the right to cease to offer these programs as of 90 days after written notice is sent to you.
General Account
The fixed account and the indexed accounts are part of our general account. Our general account consists of all assets owned by us other than those in the Separate Account and any other separate accounts which we have established and may establish. Any interest credited to a policy owner from an investment in a fixed account or any indexed account will be paid from the Company’s general account and will be subject to the Company’s financial strength and claims paying ability. For the indexed accounts, John Hancock NY bears the investment risk of guaranteeing the minimum participation rate, the minimum cap rate and segment floor rate. Subject to applicable law, John Hancock NY has sole discretion over the investment of the assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. John Hancock NY bears full investment risk for all amounts allocated to the fixed account.
Because of exemptive and exclusionary provisions, interests in our fixed account and indexed accounts have not been and will not be registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts. Disclosures regarding the general account, however, are subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
The fixed account. Policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine and that depends on a number of significant considerations in addition to the actual investment experience we expect for the general account. We currently offer only one fixed account—the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 2%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so. Any interest we credit in excess of the guaranteed interest crediting rate will be based on our sole discretion. Additionally, interest credited on a non-guaranteed basis varies over time is rarely the same year-over-year and there may be extended periods of time during which no interest above the guaranteed minimum is declared.
The indexed accounts.
We have not registered the indexed accounts with the SEC. Disclosures regarding the indexed accounts, however, are subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
John Hancock NY believes that with respect to the indexed accounts, the policy is in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Since the indexed accounts are part of John Hancock NY’s general account and, as a result, their values do not vary according to the performance of a separate account, the indexed accounts qualify for an exemption from registration under the federal securities law. In addition, the products in which the indexed accounts are offered satisfy standard non-forfeiture laws. Accordingly, John Hancock NY has a reasonable basis for concluding that the indexed accounts provide sufficient guarantees of principal and interest through John Hancock NY’s general account to qualify under Section 3(a)(8).
You can elect to allocate net premium or transfer policy value to the following indexed accounts: Base Capped Indexed Account and Base High Par Capped Indexed Account. Amounts that you allocate to the indexed accounts are initially held in a portion of an indexed account you elected (the “holding segment”) until the amounts are designated to the segment of the indexed account on the segment initiation date, which is generally the 15th of each month. Amounts allocated to a holding segment receive interest in the same manner and at the same rate as amounts in the fixed account (see “The fixed account”). A segment is 12-months in duration (the “segment term”) and is eligible to receive interest (“indexed segment interest credit”) on the last day of the segment term, which is known as the “segment maturity date.”
You may start a new segment at any time your policy is in force by making a new allocation to an indexed account prior to the “lock in date.” The lock in date is the 3rd business day prior to the segment initiation date. Any amounts received after the lock in date will be included in a holding segment for a new segment on the next following segment initiation date. You can have up to 12 segments of the same indexed account at any given time while your policy is in force. You may cancel your allocation to an indexed account by submitting a written request to us no later than the end of the business day on the lock in date. A cancellation will result in a reallocation of amounts from the holding segment to the fixed account.
Index segment interest credit
For either indexed account you elect, we calculate and apply an index segment interest credit to the segment proceeds on the segment maturity date using a formula described below:
Each indexed account tracks and measures the performance of the S&P 500 based on two single points in time, the segment initiation date and the segment maturity date (the “index change”). The value of the S&P 500 at any point between these dates does not impact the calculation of the index segment interest credit. This means if the value of the S&P 500 on the segment initiation date and the segment maturity date is the same (i.e., 2500) but the value of the S&P 500 is higher on all the other days of the segment (i.e., 3000), the index change used to calculate the index segment interest credit for that segment will only be based on the segment initiation date and the segment maturity date. The index change will not take into account the days where the value of the S&P 500 was 3000, which means that it is possible that the index change used to calculate the index segment interest credit may be limited to the segment floor rate of 0.25%. (While the indexed accounts refer to the S&P 500, neither the policy nor the indexed accounts directly participate in any stock or equity investments.) At the end of the segment term, we apply an index segment interest credit based on the index change and the application of the indexed account parameters identified below. The rate we use to calculate the index segment interest credit will never be less than the guaranteed segment floor rate of 0.25%, which is described below.
The indexed account parameters of each indexed account will include a guaranteed segment floor rate, a segment cap rate, and a participation rate. The current participation rate and current segment cap rate for new segments will be declared at the time a segment is created and guaranteed for the segment term, but they will never be less than the guaranteed minimum participation rate and guaranteed minimum segment cap rate that are in the policy specifications for each indexed account. To understand current segment cap rates and current participation rates available to you at the time of issue, you should request an illustration of the indexed accounts at the time of sale or contact a John Hancock NY representative. We will notify you in writing if we change current segment cap rates or current participation rates applicable to subsequent segments.
The guaranteed segment floor rate is the minimum rate used in calculating the index segment interest credit that will be declared for a segment term. The guaranteed segment floor rate is 0.25% for each indexed account.
The participation rate is a percentage of a positive index change, that we use to calculate the index segment interest credit for a segment. The guaranteed minimum participation rate for the Base Capped Indexed Account and the Base High Par Capped Indexed Account are 100% and 140%, respectively.
The segment cap rate limits the rate that is used in calculating the index segment interest credit. If the positive index change multiplied by the participation rate results in a rate that is higher than the segment cap rate, we will use the segment cap rate to determine the index segment interest credit. If the positive index change multiplied by the participation rate is less than the segment cap rate but greater than the segment floor rate, we would use the index change multiplied by the participation rate to determine the index segment interest credit. The segment minimum cap rate for the Base Capped Indexed Account and the Base High Par Capped Indexed Account is 3.00%.
Below are hypothetical examples that demonstrate how the indexed account parameters for the Base Capped Indexed Account can limit or enhance the index change.
1. Hypothetical example where index change is less than the guaranteed segment floor rate.
Assume amounts have been allocated to a segment of the Base Capped Indexed Account, the participation rate is 100%, the segment cap rate is 7% and the guaranteed segment floor rate is 0.25%:
(a) First, we determine the index change. We subtract the value of the S&P 500 on the segment maturity date from the value of the S&P 500 on the segment initiation date and then divide that value by the value of the S&P 500 on the segment initiation date ([2,660 -2,800]/2800= -5%). The index change in this hypothetical example is -5%.
(b) Next, we multiply the index change determined in (a) by the participation rate (-5% x 100% = -5%). The resulting rate is -5%.
(c) Then, we determine if the resulting rate in (b) (i.e., -5%) needs to be adjusted by the segment cap rate or the guaranteed segment floor rate. The rate used to calculate the index segment interest credit cannot exceed the segment cap rate but it also cannot be less than the guaranteed segment floor rate. In this case, since the resulting rate in (b) (-5%) is less than the guaranteed segment floor rate (i.e., 0.25%), we will use the segment floor rate to calculate the index segment interest credit.
This example demonstrates that the rate used to calculate the index segment interest credit will not be less than the guaranteed segment floor rate of 0.25%. Using a rate that is equal to the guaranteed segment floor rate to calculate interest over a period of time may not be sufficient to pay the policy’s monthly deductions and you may need to pay additional premium to keep your policy in force.
2. Hypothetical example where the index change is less the segment cap rate but greater than guaranteed segment floor rate.

Assume amounts have been allocated to a segment of the Base Capped Indexed Account, the participation rate is 100%, the segment cap rate is 7% and the guaranteed segment floor Rate is 0.25%, we take the following steps:
(a) First, we determine the index change. We subtract the value of the S&P 500 on the segment maturity date from the value of the S&P 500 on the segment initiation date and then divide that value by the value of the S&P 500 on the segment initiation date ([2,884 – 2,800]/2,800 = 3%). The index change in this hypothetical example is 3%.
(b) Next, we multiply the index change determined in (a) by the participation rate (3% x 100% = 3%). The resulting rate is 3%.
(c) Then, we determine if the resulting rate in (b) (i.e., 3%) needs to be adjusted by the segment cap rate or the guaranteed segment floor rate. The rate used to calculate the index segment interest credit cannot exceed the segment cap rate but it also cannot be less than the guaranteed segment floor rate. In this case, since the resulting rate in (b) (i.e., 3%) is greater than the guaranteed segment floor rate (i.e., 0.25%) and less than the segment cap rate (i.e., 7%), we will use the entire 3% to calculate the index segment interest credit.
This example demonstrates that when the index return is between the segment floor rate and segment cap rate, the entire index return will be used in calculating the index segment interest credit.
3. Hypothetical example where the index change exceeds the segment cap rate.
Assume amounts have been allocated to a segment of the Base Capped Indexed Account, the participation rate is 100%, the segment cap rate is 7% and the guaranteed segment floor Rate is 0.25%, we take the following steps:
(a) First, we determine the index change. We subtract the value of the S&P 500 on the segment maturity date from the value of the S&P 500 on the segment initiation date and then divide that value by the value of the S&P 500 on the segment initiation date ([3,024-2,800] / 2,800 = 8%). The index change in this hypothetical example is 8%.
(b) Next, we multiply the index change determined in (a) by the participation rate (8% x 100% = 8%). The resulting rate is 8%.
(c) Then we determine if the resulting rate in (b) (i.e., 8%) needs to be adjusted by the segment cap rate or the guaranteed segment floor rate. The rate used to calculate the index segment interest credit cannot exceed the segment cap rate but it also cannot be less than the guaranteed segment floor rate. In this case, since the resulting rate calculated in (b) (i.e., 8%) is greater than the segment cap rate (i.e., 7%), we will use the segment cap rate to calculate the index segment interest credit.
This example demonstrates how the 7% segment cap rate can have the effect of limiting the extent to which the index change (i.e.,8%) can be used in calculating the index segment interest credit (i.e., we applied the segment cap rate instead of the index change in this example).
Below are hypothetical examples that demonstrate how the indexed account parameters for the Base High Par Capped Indexed Account can limit or enhance the index change.
1. Hypothetical example where index change is less than the guaranteed segment floor rate.
Assume amounts have been allocated to a segment of the Base High Par Capped Indexed Account, the participation rate is 160%, the segment cap rate is 5.5% and the guaranteed segment floor rate is 0.25%:
(a) First, we determine the index change. We subtract the value of the S&P 500 on the segment maturity date from the value of the S&P 500 on the segment initiation date and then divide that value by the value of the S&P 500 on the segment initiation date ([2,660 -2,800]/2800= -5%). The index change in this hypothetical example is -5%.
(b) Next, we multiply the index change determined in (a) by the participation rate (-5% x 160% = -8%). The resulting rate is -8%.
(c) Then, we determine if the resulting rate in (b) (i.e., -8%) needs to be adjusted by the segment cap rate or the guaranteed segment floor rate. The rate used to calculate the index segment interest credit cannot exceed the segment cap rate but it also cannot be less than the guaranteed segment floor rate. In this case, since the resulting rate in (b) (i.e., -8%) is less than the guaranteed segment floor rate (i.e., 0.25%), we will use the segment floor rate to calculate the index segment interest credit.

This example demonstrates that the rate used to calculate the index segment interest credit will not be less than the guaranteed segment floor rate of 0.25%. Using a rate that is equal to the guaranteed segment floor rate to calculate interest over a period of time may not be sufficient to pay the policy’s monthly deductions and you may need to pay additional premium to keep your policy in force.
2. Hypothetical example where the index change is less the segment cap rate but greater than guaranteed segment floor rate.
Assume amounts have been allocated to a segment of the Base High Par Capped Indexed Account, the participation rate is 160%, the segment cap rate is 5.5% and the guaranteed segment floor Rate is 0.25%, we take the following steps:
(a) First, we determine the index change. We subtract the value of the S&P 500 on the segment maturity date from the value of the S&P 500 on the segment initiation date and then divide that value by the value of the S&P 500 on the segment initiation date ([2,884 – 2,800]/2,800 = 3%). The index change in this hypothetical example is 3%.
(b) Next, we multiply the index change determined in (a) by the participation rate (3% x 160% = 4.8%). The resulting rate is 4.8%.
(c) Then, we determine if the resulting rate in (b) (i.e., 4.8%) needs to be adjusted by the segment cap rate or the guaranteed segment floor rate. The rate used to calculate the index segment interest credit cannot exceed the segment cap rate but it also cannot be less than the guaranteed segment floor rate. In this case, since the resulting rate in (b) (i.e., 4.8%) is greater than the guaranteed segment floor rate (i.e., 0.25%) and less than the segment cap rate (i.e., 5.5%), we will be able to use the entire 4.8% to calculate the index segment interest credit.
This example demonstrates that when the index return is between the segment floor rate and segment cap rate, the entire index return will be used in calculating the index segment interest credit. The higher participation rate of 160% allows the resulting rate used in calculating the index segment interest credit to be greater than the index change. However, if the hypothetical index return was 3.5% or greater, the resulting rate in (b) used to calculate index segment interest credit would be limited by the segment cap rate (i.e., 5.5%), as is described in the next example.
3. Hypothetical example where the index change exceeds the segment cap rate.
Assume amounts have been allocated to a segment of the Base High Par Capped Indexed Account, the participation rate is 160%, the segment cap rate is 5.5% and the guaranteed segment floor Rate is 0.25%, we take the following steps:
(a) First, we determine the index change. We subtract the value of the S&P 500 on the segment maturity date from the value of the S&P 500 on the segment initiation date and then divide that value by the value of the S&P 500 on the segment initiation date ([3,024-2,800] / 2,800 = 8%). The index change in this hypothetical example is 8%.
(b) Next, we multiply the index change determined in (a) by the participation rate (8% x 160% = 12.8%). The resulting rate is 12.8%.
(c) Then we determine if the resulting rate in (b) (i.e., 12.8%) needs to be adjusted by the segment cap rate or the guaranteed segment floor rate. The rate used to calculate the index segment interest credit cannot exceed the segment cap rate but it also cannot be less than the guaranteed segment floor rate. In this case, since the resulting rate calculated in (b) (i.e., 12.8%) is greater than the segment cap rate (i.e., 5.5%), we will use the segment cap rate to calculate the index segment interest credit.
This example demonstrates how the 160% participation rate can increase the effect of a positive index change compared to an indexed account with a 100% participation rate, but the 5.5% segment cap rate will limit the extent to which the resulting rate (i.e.,12.8%) can be used in calculating that credit (i.e., we applied the segment cap rate instead of the resulting rate in this example).
Through the application of different indexed account parameters, each indexed account presents a different risk and return profile and a different range of potential outcomes. Your choice of allocation should take into account your financial objectives, time horizon and personal risk tolerance. You should discuss the indexed account parameters with your registered representative to ensure you understand how they may affect the index segment interest credit under each indexed account.

The following chart shows how the indexed accounts offered in this prospectus would perform in different hypothetical scenarios using a hypothetical index return and the assumed current indexed account parameters shown below:
If Hypothetical Index Return is:	Index Return After the Application of the Base Capped Indexed Account Parameters	Index Return After the Application of the Base High Par Capped Indexed Account Parameters	Account Performance
	100% Participation Rate 7% Segment Cap Rate 0.25% Segment Floor Rate	160% Participation Rate 5.5% Segment Cap Rate 0.25% Segment Floor Rate
-5%	0.25%	0.25%	Same return
0%	0.25%	0.25%	Same return
3%	3%	4.8%	Base High Par Capped performs better
8%	7%	5.5%	Base Capped performs better
When the index change is less than segment cap rates but greater than the segment floor rate for the indexed accounts, the Base High Par Capped Indexed Account may earn more index segment interest credit when compared to the Base Capped Indexed Account, which has a lower participation rate. When the index change is higher than the segment cap rates for both indexed accounts, the Base High Par Capped Indexed Account may earn less interest segment interest credit when compared to the Base Capped Indexed Account, which has a higher segment cap rate.
Withdrawals or transfers
Withdrawals from an indexed account prior to the segment maturity date will reduce the amount of any index segment interest credit for that segment by proportionately reducing the balance used in calculating the index segment interest credit on the segment maturity date by the amount of the withdrawal multiplied by the remaining months in the segment. The following hypothetical example compares how index segment interest credit is calculated on the segment maturity date when a withdrawal is taken during a segment and when a withdrawal is not taken during a segment.
	Initial segment balance	Withdrawal taken in policy month 3	Balance used to calculate index segment interest credit	Hypothetical Rate used to calculate index segment interest credit	Index segment interest credit on segment maturity date
No withdrawal	$100,000	n/a	$100,000	3.0%	$100,000 x 3.0% = $3,000
$10,000 withdrawal	$100,000	$10,000	$100,000 -$10,000 x (9/12) = $92,500	3.0%	$92,500 x 3.0% = $2,775
Transfers from an indexed account to another indexed account, a variable investment account or a fixed account can only be made on the segment maturity date (see “Limitations on transfers to and from an indexed account”).
If a policy terminates due to death of the last surviving insured person, surrender of the net cash surrender value or insufficient premium before a segment maturity date, no index segment interest credit will be applied to that segment. Amounts allocated to an indexed account are subject to a lock out period following a withdrawal from a segment. When you take a withdrawal (that is not a systematic withdrawal) from a segment of an indexed account prior to the segment maturity date, a “lock-out period” will be imposed upon the creation of new segments. The duration of the lock-out period is twelve consecutive months. During the lock-out period, any portion of policy value in a holding segment, as well as any additional amounts allocated or transferred to an indexed account, will not be designated to a new segment until the first segment initiation date following the lock-out period.

Segment proceeds
The segment proceeds equal the sum of the segment balance on a segment maturity date plus the indexed segment interest credit we apply to that segment. On the segment maturity date, segment proceeds are allocated according to the investment allocation instructions we have on file for you. Segment proceeds can be allocated to the fixed account, the variable investment accounts or the indexed accounts (see “Allocation of future premium payments and indexed account segment proceeds”). If no allocation instructions are given, segment proceeds are allocated to a new segment in the same indexed account.
Availability of the indexed accounts
We may add additional indexed accounts, cease to offer any indexed account or close the indexed accounts to new allocations and transfers. We also reserve the right to substitute the S&P 500 for another external index; any substitution will apply to new segments only. If we substitute the S&P 500 for another external index, the indexed accounts will continue to offer the guaranteed indexed account parameters shown in the Policy Specifications. Any open segments in the indexed accounts will remain until they mature after which the segment proceeds will automatically be transferred to the fixed account, unless you request in writing that the segment proceeds be transferred to an available indexed account. In the event that we decide to substitute the S&P 500 or we cease to offer an indexed account, we will notify you and any assignee of record in advance of the change at your last known addresses.

Premiums
Purchase Procedures
Generally, the policy is available with a minimum Base Face Amount at issue of $300,000. At the time of issue, each insured person must have an attained age of no more than 90. Each insured person must meet certain health and other insurance risk criteria called “underwriting standards.”
The Minimum Initial Premium is set forth in your policy specifications. Factors that determine the minimum initial premium amount generally include the insured persons’ age, sex and risk classification including any additional ratings; the Total Face Amount of insurance and election of any Supplemental Face Amount; choice of Death Benefit Option 1 vs. Option 2; and any selected supplementary benefit rider. Premium payments after the initial premium may not be required, but you must pay enough premium to keep the policy in force. That’s why the policy is called a “flexible premium” policy.
If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock NY Service Office at the appropriate address shown on the back cover of this prospectus. We will also accept premiums by wire or by exchange from another insurance company, or via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).
Premium Amount
In addition to the Minimum Initial Premium, your policy specifications will also show the “Planned Premium” that you chose for the policy. Payment of Planned Premiums is not necessarily required, however. You need only pay enough premium to keep the policy in force.
The amount and frequency of the Planned Premium are determined by you, in consultation with your financial advisor, based upon your financial objectives for the policy. Depending upon the amount and timing of your actual premium payments, investment results, changing objectives and other factors, you may need to change the amount and frequency of your premium payments from the Planned Premium amount in order for the policy to continue to support your financial objectives. You may be required to pay additional premiums beyond the Planned Premium amount in order to keep your policy from lapsing. You should request in-force illustrations periodically in order to help assure that you are keeping on track with your objectives.
Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. Also, in order to limit our exposure to unanticipated investment risk, we may refuse to accept additional premium payments. For example, with large premium payments in an environment of decreasing interest rates, we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment accounts, if we are unable to make an orderly investment of the additional premium into the variable investment accounts. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured persons don’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.
We will notify you in writing of our refusal to accept premium and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.
Premium Due Dates
Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. We will notify you of the default and will allow a 61-day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus an amount equal to three times the monthly deductions due on the date of default, plus any applicable premium charge. If the last surviving insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the death benefit will be reduced by any outstanding monthly deductions due at the time of death. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.
No-lapse Guarantee
As long as the cumulative premium test is satisfied during the No-Lapse Guarantee Period, and the policy value is greater than the policy debt, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy’s surrender value to fall to zero or below during such period.
The No-Lapse Guarantee Premium is not a charge assessed against the policy value; it is an amount used in determining whether the cumulative premium test has been satisfied. The No-Lapse Guarantee Premium is set at issue on the basis of the Total Face Amount and reflects the age, sex and risk classification of the proposed insured persons as well as any additional rating. It is subject to change if (i) there is a decrease in the Face Amount of insurance, or (ii) there is any change in the risk classification of the insured persons.
The No-Lapse Guarantee Period is set at issue and is stated in the policy specifications. Generally, if the younger insured person’s issue age is less than 70, the No-Lapse Guarantee Period for the Base Face Amount is the lesser of twenty years or when the younger insured reaches age 75. If the younger insured person’s issue age is 70 or older, the No-Lapse Guarantee Period is five years. The No- Lapse Guarantee Period for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount or a Return of Premium Death Benefit Rider, however, is limited to the first five policy years.
While the No-Lapse Guarantee is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default whether the cumulative premium test has been met. The cumulative premium test is satisfied if, as of the beginning of the policy month that your policy would otherwise be in default, the sum of all premiums paid to date less any withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the monthly No-Lapse Guarantee Premium due from the Policy Date to the date of the test. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from terminating. This required payment, as described in the notification, will be equal to the lesser of:
(a) the greater of the outstanding premium requirement to satisfy the cumulative premium test at the date of default and the amount necessary to bring the policy value (net of any loans) to zero, plus the monthly No-Lapse Guarantee Premium due for the next three policy months, or
(b) the amount necessary to bring the net cash surrender value to zero plus an amount equal to three times the monthly deductions due on the date of default, plus the applicable premium charge.
If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate. If the No-Lapse Guarantee for the Supplemental Face Amount is no longer in effect, you make the required payment under (a) described above, and the payment under (a) is less than the payment calculated in (b) above, only the Base Face Amount will remain in effect, and any Supplemental Face Amount will terminate as of the end of the grace period. If you want to maintain both the Base Face Amount and the Supplemental Face Amount, you will need to make a payment that is at least equal to that described in (b) above.

Standard Death Benefits
Standard Death Benefits
Effectiveness and Policy Date. After you apply for a policy, we gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what each insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. The policy will take effect only if all of the following conditions are satisfied:
• The policy is delivered to and received by the applicant.
• The Minimum Initial Premium is received by us.
• Each insured person is living and there has been no deterioration in the insurability of the insured persons since the date of the application.
If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to take monthly deductions. Policy months, policy years and policy anniversaries are all measured from the Policy Date. Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by New York state law, which is six months from the date of application for the policy, the earliest date allowed by New York state law. The most common reasons for backdating are to preserve a younger age at issue for one or both of the insured persons or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case.
Temporary insurance coverage. If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.
Option 1 and Option 2. When the last surviving insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.
• Option 1. The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described below).
• Option 2. The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death of the last surviving insured person, or (2) the minimum death benefit.
See the OTHER BENEFITS AVAILABLE UNDER THE POLICY and More About Certain Optional Benefits sections for more information about riders that may increase the death benefit.
For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the cost of insurance charges (based on the higher NAR) will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.
Poor investment performance of the portfolios, expenses, and deduction of charges under the policy all will reduce the policy value and net cash surrender value and may also reduce the death benefit. However, favorable investment performance may increase the policy value, net cash surrender value, and death benefit. Therefore, if you experience better investment performance or lower expenses and charges than you assumed, you may be able to reduce your premium payments while maintaining the death benefit and other values under your policy; or if you continue to pay premiums at the same level, the death benefit and other values under your policy may increase. Conversely, if the investment performance falls short of what you assumed, or the expenses or charges are higher, the death benefit and other values under your policy may decrease unless you pay additional premiums.

Base Face Amount and Supplemental Face Amount. Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 400% of the Base Face Amount at the Issue Date. Thereafter, scheduled and unscheduled increases to the Supplemental Face Amount are not permitted if the resulting Supplemental Face Amount would exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount.
As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. For the same amount of premiums paid, the amount of the Face Amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount may be subject to a shorter No-Lapse Guarantee Period. If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to take advantage of the No-Lapse Guarantee feature after the fifth policy year or to maximize the death benefit when the younger insured person reaches age 121, then you may wish to maximize the proportion of the Base Face Amount. However, the No-Lapse Guarantee for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount or the Return of Premium Death Benefit Rider is limited to the first five policy years.
Minimum death benefit. In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. The Federal tax law test that will be applied to determine whether your policy qualifies for life insurance is the cash value accumulation test.
Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Factors applicable in the first policy year for certain combinations of an older male insured and a younger female insured for selected ages are shown in the table below.
Issue Age	Factor
35/32	840.3%
45/42	573.3%
55/52	392.9%
65/62	272.5%
75/72	194.5%
85/82	146.1%
These death benefit factors are subject to change based on the issue date of your policy. Please refer to your policy and contact your John Hancock NY representative for the death benefit factors that are specific to your policy.
To the extent that the calculation of the minimum death benefit under the cash value accumulation test causes the death benefit to exceed our limits, we reserve the right to distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, should we consider accepting the additional amount of insurance, we may require additional evidence of insurability.
Calculation and payment of the death benefit. We will ordinarily pay any death benefit within seven days after we receive the last required form or request and any other documentation that may be required. You may choose to receive proceeds from the policy as a single sum. If we do not have information about the desired manner of payment within seven days after the date we receive documentation of the last surviving insured person’s death, we will pay the proceeds as a single sum. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out terms of the option in full. Please contact our Service Office for more information.

Changes you may make. Subject to certain limitations and conditions, you may request a change from death benefit Option 2 to Option 1 or a reduction in your policy’s Face Amount. However, you may not request a change from Option 1 to Option 2 or a Face Amount increase.
Additional Information About Standard Death Benefits
Requesting an increase or decrease in coverage. After the first policy year, you may make a written request for an unscheduled increase in Supplemental Face Amount. We must receive your written request within two months of your next policy anniversary. Generally, each such increase must be at least $50,000 and increases in any one policy year cannot exceed 25% of the Total Face Amount at issue. You will have to provide us with evidence that the insured persons qualify for the same risk classification that applied to them at issue. Generally, any increase will be effective on the next policy anniversary following the date we approve the request. Any unscheduled increase in Supplemental Face Amount after issue would first require that you terminate the Return of Premium Death Benefit and Four-Year Term Riders you may have elected at issue. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has an unscheduled Supplemental Face Amount increase is limited to the first five policy years.
After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if (i) the remaining Base Face Amount will be at least $300,000, (ii) the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status, and (iii) each decrease must be at least $50,000. An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.
Change of death benefit option. Under our current administrative rules, we permit the death benefit option to be changed from Option 2 to Option 1 after the first policy year. If you request in writing, and we approve a change from Option 2 to Option 1, your Total Face Amount after the change will equal your Total Face Amount before the change plus the policy value as of the effective date of the change. If you change from Option 2 to Option 1, your death benefit will change from one that may increase over time due to the investment experience of the variable investment accounts or the performance of the indexed accounts to one that is a level death benefit. Changing from Option 2 to Option 1 can also lower the monthly cost of insurance charge since this charge is lowered when the NAR is reduced; all other charges under the policy would remain the same. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.
Notwithstanding other policy limits, if the change from Option 2 to 1 yields a Total Face Amount that is larger than 400% of the Total Face Amount at issue, we will allow for the increase. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.
Tax consequences of coverage changes. A change in the death benefit option or a reduction in Face Amount may change the policy’s limits under the Federal tax law. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to refuse or limit (1) a change in the death benefit option or (2) a reduction in Face Amount.
Limitations on payment of death benefit. If either insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals. Also, if an application misstated the age or sex of either insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.

Surrenders and Withdrawals
Surrender and Withdrawal
You may surrender the policy in full while the last surviving insured person is alive, in which case we will pay you the policy’s full net cash surrender value and coverage under the policy and any riders and other benefits under the policy will cease. After the first policy year, you may take a withdrawal of part of your net cash surrender value once in each policy month, except that no withdrawals are permitted after the younger insured person has reached age 121. The amount of payment you will receive upon a surrender or withdrawal is based on values calculated as of the day we receive your request in good order or, if that is not a business day, on the next day that is. We generally pay that amount to you within seven days thereafter.
Additional Information Regarding Surrender and Withdrawal
The surrender of the policy terminates the life insurance coverage and other policy benefits. If you surrender your policy, we will pay you the policy value less any policy debt and surrender charge that then applies. You must return your policy when you request a surrender.
With withdrawals, your policy value is automatically reduced by the amount of any withdrawal. Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2. Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. We reserve the right to approve reductions in the Base Face Amount prior to eliminating the Supplemental Face Amount. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amounts. A reduction in Base Face Amount or Supplemental Face Amount will result in a reduction of the charge associated with that component of the coverage.
Generally, each withdrawal must be at least $500. We will not permit a withdrawal if it would cause your surrender value to fall below three months’ worth of monthly deductions. We reserve the right to refuse any withdrawal that would cause the policy’s Base Face Amount to fall below $300,000. If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s (“Code”) definition of life insurance, we will not permit the withdrawal.
When you take a withdrawal (that is not a systematic withdrawal) from a segment of an indexed account prior to the segment maturity date, a “lock-out period” will be imposed upon the creation of new segments. The duration of the lock-out period is twelve consecutive months. During the lock-out period, any portion of policy value in a holding segment, as well as any additional amounts allocated or transferred to an indexed account, will not be designated to a new segment until the first segment initiation date following the lock-out period.
If you have policy value allocated to the indexed accounts at the time of the withdrawal, each variable investment account and any fixed account will be reduced in the same proportion as the policy value that is then allocated among them. If insufficient value exists from the fixed account and variable investment accounts to cover the withdrawal, policy value will be deducted from the holding segment. If insufficient policy value exists in the holding segment, policy value will be deducted from indexed account segments on a pro-rata basis.

Loans
Availability of Loans, Limitations and Interest
If your policy is in force and has sufficient policy value, you may borrow from it at any time before the younger insured person has reached age 121 by completing the appropriate form. We process policy loans as of the business day on or next following the day we receive the loan request. You can repay all or part of a loan at any time. Policy loans permanently affect the calculation of your policy value and may also result in adverse tax consequences. The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.
The minimum amount of each loan is $500. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the net cash surrender value projected to the next policy anniversary, assuming interest earned at the guaranteed minimum fixed account rate and loan interest charged at the current effective annual rate.
Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. The maximum effective annual interest rate we can charge for the loan account is 3.25% for policy years 1-10 and 2.25% for policy years 11 and thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount.
The amount of the loan is placed in a special loan account as collateral for the loan. The minimum interest that the loan account will earn at any time is equal to the difference between the annual interest rate we charge for the loan minus the Maximum Loan Interest Credited Differential. The Maximum Loan Interest Credited Differential is the difference between the annual interest rate we charge for the loan minus the interest rate we credit for the loan, however, it will never be greater than 3.25% for policy years 1-10 and 2% thereafter. For example, if the annual interest rate we charge for a loan in policy year 14 is 3%, we cannot credit interest at a rate less than 1% because the difference between the interest rate charged for the loan and the interest rate credited to the loan cannot be more than the Maximum Loan Interest Credited Differential, which is 2%.
Effect of Loans on Cash Value and Death Benefit
Unless otherwise specified by you, the amount of the loan is deducted from the variable investment accounts and any fixed account in the same proportion as the policy value is then allocated among them. If the policy value in the variable investment accounts and any fixed account is not sufficient to cover the amount of the loan, we will next transfer value from the holding segment to the loan account. Amounts transferred from the holding segment to the loan account are credited and charged interest in the same manner as described above. If there is insufficient value in the holding segment to complete the transfer, we will then use the policy value in any indexed account as collateral for the remaining amount. The policy value used as collateral for the loan in the indexed account will not be reduced as a result of the loan. This means an amount equal to the loan will not be transferred immediately from the indexed account to the loan account. Instead, the policy value will remain in the indexed account segment until the segment has matured, where those segments will earn index segment interest credit upon the segment maturity date rather than earning interest in the same manner as amounts transferred to the loan account, as described above. Upon segment maturity, policy value in the indexed account that is collateral for a loan will be transferred to the loan account. The maximum effective annual interest rate we can charge for the policy value in the indexed account that is collateral for a loan is 3.25% for policy years 1- 10 and 2.25% for policy years 11 and thereafter.
Amounts in the loan account do not participate in the investment experience of the variable investment accounts, the fixed account or indexed accounts, and therefore loans can affect the policy value and death benefit whether or not the loan is repaid. The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the variable investment accounts or any fixed account and the special loan account will generally have different rates of investment return.
Other Effects of Loans
Taking a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your policy loan, there is not enough net cash surrender value to cover the policy charges, your policy could lapse. Also, whenever the outstanding loan equals or exceeds your policy value after the younger insured person reaches age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.
The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a distribution from your policy because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in New York.
Loan Repayments
You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.
• The repayment will be applied to the policy value by transferring amounts from the loan account to the other accounts as follows:
• First, an amount will be transferred to the fixed account that is equal to the remaining loan repayment multiplied by the ratio of the amount borrowed from the fixed account divided by the sum of the amounts borrowed from the fixed account and the variable investment accounts, if any.
• The remainder of the repayment, if any, will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).
If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment. Loan repayments received prior to the close of the New York Stock Exchange (“NYSE”) will be applied on the same day it was received. Loan repayments received after the close of the NYSE will be applied as of the next business day.

Other Benefits Available Under the Policy
In addition to the standard death benefits associated with your policy, other standard and/or optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees associated with each benefit included in the tables may be found in the FEE TABLE.
STANDARD BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Dollar cost averaging
Under the dollar cost averaging program, you will
designate an amount that will be transferred
monthly from one variable investment account into
any other variable investment account, a fixed
account, or a holding segment of an indexed
account until the amounts are designated to a
segment of the indexed account.
We reserve the right to cease to offer this program after written notice to you.
Asset allocation balancing
Under the asset allocation balancer program, you
will designate a percentage allocation of policy
value among variable investment accounts. We will
automatically transfer amounts among the variable
investment accounts at intervals you select
(annually, semi-annually, quarterly, or monthly) to
reestablish your chosen allocation.
We reserve the right to cease this program after written notice to you.

OPTIONAL BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Healthy Engagement Rider
Provides the opportunity to add credits to your
policy value based upon each insured person’s
ongoing participation in activities that promote a
healthy lifestyle. The higher the insured persons’
healthy engagement status category, and the more
years the insured persons qualify for higher status
categories, the larger your credits are likely to be.
The Healthy Engagement Rider also provides the
insured persons with the possibility of other
benefits.

The amount of any credit will be reduced (a) the
closer we are to charging the policy’s maximum
cost of insurance rate or (b) at any time the policy’s
death benefit exceeds the cap shown in your policy.
We have the right to change at any time the
qualification standards for status categories. Also,
we may change or terminate any other incentives.

Return of Premium Death Benefit Rider	Provides an additional death benefit payable upon the death of the last surviving insured person.	This benefit is available to you only if you elect death benefit Option 1. You must terminate this rider before you can elect any increase to your Supplemental Face Amount.
Cash Value Enhancement Rider	Provides an enhancement in cash surrender value.	The decision to add this rider to your policy must be made at issuance of the policy and, once made, is irrevocable.

OPTIONAL BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Overloan Protection Rider	Prevents your policy from lapsing on any date if policy debt exceeds the death benefit.
The benefit is subject to a number of eligibility
requirements relating to, among other things, the
number of years the policy has been in force, the
attained age of the younger insured person, the
death benefit option elected and the tax status of
the policy.

When the Overloan Protection Benefit in this rider
is invoked, all values in the variable investment
accounts and the indexed accounts (upon segment
maturity) are transferred to the fixed account and
will continue to grow at the current fixed account
interest rate. Thereafter, policy changes and
transactions are limited as set forth in the rider. Any
applicable No-Lapse Guarantee under the policy no
longer applies, and any supplementary benefit rider
requiring a monthly deduction will automatically be
terminated.

When the Overloan Protection Rider causes the
policy to be converted into a fixed policy, there is
risk that the Internal Revenue Service could assert
that the policy has been effectively terminated and
that the outstanding loan balance should be treated
as a distribution.

Policy Split Option Rider
Gives the owner the option to split the Total Face
Amount evenly into two separate policies, one for
each insured person, but only if the insured persons
get divorced or certain Federal tax law changes
occur.
The rider will automatically terminate upon the death of either insured person.
Four-Year Term Rider	Provides an additional death benefit if the death of the last surviving insured person occurs during the four-year period following policy issue.
We will reduce the amount of insurance under this
benefit proportionally upon the occurrence of any
reduction in the Total Face Amount of your policy
or upon a partial withdrawal.

You must terminate this rider before you can elect
any increase to your Supplemental Face Amount.

More About Certain Optional Benefits
When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. You may request an example illustrating the operation of any of the following optional supplementary benefit riders by contacting the Service Office at 1-877-391-3748, option 4. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in your policy specifications. We may add to, delete from or modify the list of optional supplementary benefit riders.
Healthy Engagement Rider. Our Healthy Engagement Rider provides you with the opportunity to add credits (as described below) to your policy value based upon each insured’s ongoing participation in activities that promote a healthy lifestyle. If you elect this rider, each insured person will qualify for one of four healthy engagement status (“status”) categories each year. The status categories are based on the longevity benefits of certain healthy activities in which each insured person engages (such as regular checkups, biometric screenings, exercising regularly, participating in health educational programs, and periodically considering and answering certain health-related questions) and other health-related information about the insured persons. The status category of each insured person may change from year to year. (Current information relating to the status of each insured person and/or the standards for determining status are available through our Service Office at 1-888-333-2659.)
Beginning in the second policy year, if either or both of the insured persons have qualified for one of the three highest status categories, we will contribute a percentage of your policy’s monthly cost of insurance charge in the form of a credit (a “Rider Credit”) to your policy value, subject to the conditions mentioned below. Any Rider Credits will be allocated automatically to each variable investment account, indexed account or any fixed account from which, and in the same proportion as, we are taking your monthly deductions. The Healthy Engagement Rider also provides the insured persons with the possibility of other benefits, including discounted wearable devices, gear used to engage in healthy activities, biometric screenings, access to health and fitness information, and other discounts and offers that depend on the insured persons having a certain status. These and any other benefits available pursuant to the rider, are designed to encourage a high level of engagement by the insured persons in activities that are correlated with improved longevity.
Under the Healthy Engagement Rider, several considerations are relevant to the percentage, if any, of any month’s cost of insurance charge that we will contribute as a Rider Credit to your policy. One important consideration is the status category for each of the insured persons for the current year and for prior years. If both insured persons have always been in the lowest status category, no Rider Credits will be paid. The higher the insured persons’ status categories, and the more years the insured persons qualify for higher status categories, the larger your Rider Credits are likely to be.
Also, the Rider Credit that is contributed to your policy in any month will not be more than the factor identified in the rider multiplied by the difference between the maximum amount of cost of insurance charge that your policy permits us to deduct for that month and the amount of cost of insurance charge that we actually deduct for that month. This means that the amount of any Rider Credit will be less the closer we are to charging the maximum cost of insurance rate that the policy permits; and there will not be any Rider Credit if and when we are charging the maximum cost of insurance rate. We will continue to deduct the Healthy Engagement Rider charge in instances where no Rider Credits are being earned and we are charging the maximum cost of insurance rate under the policy. Although our ability to change the cost of insurance rate (subject to the maximum rate) can therefore affect whether and how much Rider Credit you may receive, no Rider Credits that we contributed to your policy value prior to such a change would be affected.
The amount of the Rider Credits that are contributed to your policy value in any month also will be reduced if the death benefit under your policy then exceeds the cap shown in your policy. In such cases, the reduction in any Rider Credit will be larger as the death benefit at the time of such credit exceeds such cap.
Example: Assume that your cost of insurance charge for a given month is $1000 and that the above-described percentage Rider Credit to which you are entitled for that month is 4%. Assume also that your policy’s current cost of insurance rate and death benefit are at a level that neither of the above-mentioned limits based on those factors is applicable. In that case, your Rider Credit would be $40 [$1000 x 4%] for the month in question, which would result in your policy value being $40 higher than it would have been without that month’s Rider Credit.

The amount of any Rider Credit for a month in which the policy is in default will be applied first to pay any monthly deductions that are then due and unpaid and next to reduce the default payment, with any remaining amount then being contributed to your policy value in accordance with the allocation instructions then in effect for premium payments. The same procedure also will apply for any month in which the policy is being continued in force under its No-Lapse Guarantee provision, except that no amount will be applied to reduce a default payment.
We have the right to change at any time the qualification standards for status categories. Such changes will be based on our expectations of the impact of those standards on future mortality, policy persistency, our expenses, our capital and reserve requirements, and our taxes relating to the policies. Any such changes, however, will be determined prospectively on a basis that does not discriminate unfairly within any class of insured persons. If we change the qualification standards for a status level, it has an effect on the amount of Rider Credits you may earn for future months, but it will not affect the Rider Credits you have already earned. Also, we may change or terminate any other incentives (such as access to health and fitness information, offers, discounts, tools, or other services designed to encourage the insureds to participate in activities that promote a healthy lifestyle) that we may make available from time to time to insured persons under the Healthy Engagement Rider.
If the Healthy Engagement Rider is still in effect on the later of the policy anniversary nearest the younger insured person’s 80th birthday or the 10th policy anniversary, the rider charge will cease to be deducted, no new Rider Credits will be earned and all previously earned Rider Credits will continue to apply as provided in the rider. The availability to the insured persons of certain benefits may cease when the rider charge ceases.
You may elect to discontinue the rider at any time by written notice to us. In that case, the same circumstances described above will apply.
If your policy terminates for any reason, the Healthy Engagement Rider also will terminate, although no Rider Credits that we contributed to your policy value prior to the termination will be affected.
Although the standards for determining a status category may be administered directly by us or through an affiliated or unaffiliated provider that we designate, any termination or change in such third-party provider will not terminate or modify the Healthy Engagement Rider or our obligations thereunder.
There may be costs associated with meeting the standards to qualify for a given status level that will not be reimbursed by John Hancock NY. Examples of such costs include, but are not limited to, health coverage co-pays, health club fees, athletic events, health equipment, health monitoring devices, and athletic attire.
• Return of Premium Death Benefit Rider. You may elect to have your policy issued with an optional Return of Premium Death Benefit Rider. This rider provides an additional death benefit payable upon the death of the last surviving insured person. The Return of Premium Death Benefit has an initial value equal to your initial premium times the “Percentage of Premium” you select (which may range between 0% and 100%). We show the Percentage of Premium you select in the policy specifications page. This benefit is only available to you if you elect death benefit Option 1.
Example: Assume that you have chosen a Return of Premium Benefit of 100% of premiums paid to age 121, and the annual premium amount is $10,000. If you pay that premium for 40 years prior to the date of the last surviving insured person’s death, the rider will increase the death benefit paid by $400,000 [40 years x $10,000].
• Cash Value Enhancement Rider. Your policy may be issued with the Cash Value Enhancement Rider. The decision to add this rider to your policy must be made at issuance of the policy and, once made, is irrevocable. The benefit of this rider is that the cash surrender value of your policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse.

Under this rider, the enhancement in cash surrender value is equal to the surrender charge multiplied by the applicable Cash Value Enhancement Waiver Percentage. The applicable Cash Value Enhancement Waiver Percentages under this rider during the Surrender Charge Period are set forth below:
Policy Year	Cash Value Enhancement
1	90%
2	80%
3	60%
4	40%
5	20%
6	0%
Example: Assume that your policy value at the end of year 5 is $100,000, that the applicable surrender charge at that time is $40,000, and that there is no policy debt. The cash value enhancement benefit under this rider at the end of year 5 would be $8,000 [i.e., 20% of $40,000]. If you fully surrendered the policy at the end of year 5, the surrender proceeds paid would be $100,000 - $40,000 + $8,000 = $68,000. This rider does not, however, increase the amount of any death benefit that is payable upon the last surviving insured person’s death.
• Overloan Protection Rider. This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the number of years the policy has been in force, the attained age of the younger insured person, the death benefit option elected and the tax status of the policy.
When the Overloan Protection Benefit in this rider is invoked, all values in the variable investment accounts and the indexed accounts (upon segment maturity) are transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy’s specified loan interest rate, and the policy’s loan account will continue to be credited with the policy’s loan interest credited rate. Any applicable No-Lapse Guarantee under the policy no longer applies, and any supplementary benefit rider requiring a monthly deduction will automatically be terminated.
When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could assert that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.
Policy Split Option Rider. At the time of policy issue, you may elect this rider that will permit the Total Face Amount to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be canceled at any time and it will automatically terminate upon the death of either insured person.
Example: Assume that your policy’s face amount is $1,000,000. Upon divorce, each of the lives insured may be issued a single life policy with a face amount of $500,000, at which point the original policy covering both lives will be terminated.
Four-Year Term Rider. Subject to our underwriting practices, you may be eligible to elect the Four-Year Term Rider at the time of policy issue. This rider provides an additional death benefit if the death of the last surviving insured person occurs during the four-year period following policy issue. In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons. The benefit will take effect on the Policy Date stated in your policy specifications page and will terminate four years from that date. You may not renew this benefit once it has been terminated.
Example: Assume that your policy’s face amount is $1,000,000. For the first four policy years, the death benefit payable upon the death of the last surviving insured person will be $1,000,000 + [11/9 * $1,000,000] = $2,222,222. Beginning in the fifth policy year, the death benefit payable upon the death of the last surviving insured person will be $1,000,000.

We will reduce the amount of insurance under this benefit proportionally upon the occurrence of any reduction in the Total Face Amount of your policy or upon a partial withdrawal. On receiving due proof of death of the last surviving insured person, we will pay the death benefit amount to the same beneficiary and in the same manner as the proceeds payable under your policy.

Taxes
Tax Consequences of Owning a Policy
Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. This material does not constitute tax or legal advice and neither John Hancock NY nor any of its agents, employees or registered representatives are in the business of offering such advice.
Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do distribute any amount of your policy value, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Distributions for tax purposes include amounts received upon surrender or partial withdrawals and may include the charges for certain supplementary benefit riders as described below. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. Amounts you borrow are generally not taxable to you. If you use policy value to pay down a policy loan, the amount so applied will be treated as a distribution.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part.
Some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans.
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. We will monitor compliance with these standards. If we determine that a policy does not satisfy the definition of life insurance under section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. You should consult your tax adviser regarding these possible tax consequences.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals and reductions in face amount that result in a distribution that is required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 72(e) of the Code. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Tax Consequences of Electing Certain Supplementary Benefit Riders
Cash Value Enhancement Rider. If you have elected the Cash Value Enhancement Rider, we will not treat the rider charge as a distribution from your life insurance policy for federal income tax purposes; however, such charge will reduce your investment in the policy.
Healthy Engagement Rider. If you have elected the Healthy Engagement Rider, we will treat the monthly charges for this rider as distributions from your life insurance policy for federal income tax purposes. Therefore, such charges may be includible in your taxable income if your policy is a modified endowment contract or if your investment in the contract has been reduced to zero.
For tax purposes, certain aspects of the Healthy Engagement Rider, such as gift cards and other cash equivalents, could be includible in the insured’s taxable income. We expect to report to the Internal Revenue Service only those benefits we believe are taxable income. Taxable benefits will be reported to the Internal Revenue Service by us only if the value of such benefits received in a year is $2,000 or more. We do not expect that we will be required to report any free or discounted services or products that are available to each insured person under the Healthy Engagement Rider to the Internal Revenue Service on Form 1099. Nevertheless, you should consult your tax adviser as to the income tax consequences. Amounts that we do not report may nonetheless be includible in your taxable income.
Policy Split Option Rider. If you have elected the Policy Split Option Rider, we will treat the rider charge as a distribution from your life insurance policy for federal income tax purposes. Therefore, such charges may be includible in your taxable income if your policy is a modified endowment contract or if your investment in the contract has been reduced to zero.
Effect on the Company’s Taxes
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Principal Risks of Investing in the Policy
Lapse Risk
If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e., “lapse”). For example, this can happen because you haven’t paid enough premium, because the performance of the variable investment or general account options you’ve chosen has been poor, because the performance of the S&P 500 has been poor or because of a combination of all factors. Since withdrawals and policy charges reduce your policy value, these also increase the risk of lapse. Policy loans also increase the risk of lapse. There is no guarantee that your policy will not lapse even if you pay your planned premium.
Investment Risk/Risk of Loss
The policy offers a number of variable investment accounts, as listed in the APPENDIX. The investment performance of any variable investment account may be good or bad, and you may lose money on amounts you invest in a policy. Your policy value will increase or decrease based on the investment performance of the variable investment accounts you’ve chosen. The variable investment accounts cover a broad spectrum of investment styles and strategies, some variable investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the portfolios. The death benefit may also increase or decrease with investment experience.
An investment in a policy is also subject to risks related to John Hancock NY, including that the obligations (including under the fixed account and indexed account options), guarantees, or benefits are subject to the claims-paying ability of John Hancock NY. Information about John Hancock NY, including its financial strength ratings, is available upon request from your John Hancock NY representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-732-5543.
Risks Associated with Indexed Accounts
The index segment interest credit will vary based upon the performance of the S&P 500 (excluding dividends) subject to the application of the participation rate, the segment cap rate and the guaranteed segment floor rate (“indexed account parameters”). You bear the risk that performance of the S&P 500 may result in index segment interest credits that are low enough to require you to increase your premium payments in order to keep your policy in force.
It is within our discretion to set the segment cap rate and participation rate for any new segment term, subject to their respective guaranteed rates. If we reduce the segment cap rate or the participation rate for future segment terms, the amount of index segment interest credit which you may have otherwise received would be reduced and you may need to increase your premium payments in order to keep your policy in force. If the S&P 500 on the segment maturity date has increased from the segment initiation date by a percentage that exceeds the segment cap rate for the segment term, the indexed segment interest credit applied to the indexed account for that segment will be limited to the segment cap rate.
Withdrawals from an indexed account will reduce the amount of any index segment interest credit for any impacted segment, as we will not credit any interest on any amount that does not remain in the segment for its full term. If a policy terminates before a segment maturity date due to death of the insured, surrender of the net cash surrender value or insufficient premium, no index segment interest credit will be applied for that segment.
Transfer Risk
There is a risk that you will not be able to transfer your policy value from one variable investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment accounts. If you purchase certain supplementary benefit riders you will be subject to special transfer restrictions. Transfers from an indexed account to any other account can only be made on a segment maturity date.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.

Early Surrender or Withdrawal Risk/Not a Short-Term Investment
This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. There are surrender charges assessed if you surrender your policy in the first ten policy years. Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you. Upon surrender or withdrawal, we will not apply index segment interest credits to any amounts taken from segments which have not reached their segment maturity date.
Tax Risks
In order for you to receive the tax benefits extended to life insurance under the Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring, which can have adverse tax consequences. If the policy were determined not to qualify as life insurance under the Code, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “tax-deferred inside build-up” that is a major benefit of life insurance.
There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy with a loan outstanding would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and insured persons of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Tax consequences of ownership or receipt of policy proceeds (including surrender or withdrawal proceeds) under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.
There are tax risks associated with the election of certain supplementary benefit riders (see “Tax Consequences of Electing Certain Supplementary Benefit Riders”).
Cybersecurity Risks
Our business and operations are highly dependent upon the effective operation of our computer systems and those of our third-party business partners. As a result, there are potential operational and information security risks associated with attack, damage, or unauthorized access to the technologies and systems on which our business depends. These risks include, among other things, the unauthorized access, theft, loss, misuse, corruption, and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying portfolios, intermediaries, and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, cyber-attacks may interfere with the processing of actions taken on your policy, including the processing of transactions and orders from our website or with the underlying portfolios, impact our ability to calculate unit values or an underlying portfolio to calculate a net asset value, or cause the release and possible destruction of confidential customer or business information. Cybersecurity risks may also impact the issuers of securities in which the underlying portfolios invest, which may cause the portfolios underlying your policy to lose value. While measures have been implemented that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying portfolios, or our service providers will not suffer losses affecting your policy due to cyber-attacks or information security breaches in the future.

Additional Information Regarding the Policy
Charges
Under the policies, we deduct the charges discussed immediately below under “Deductions from premium payments” and “Deductions from policy value.” Although the Fee Table in this prospectus provides disclosure about the maximum rates we are permitted to charge, we currently deduct some of the charges at less than those maximum rates. As a general matter, however, we also are permitted to increase or decrease the rate at which we are deducting any charge, provided that the rate can never exceed the maximum set forth in your policy (including in any applicable supplementary benefit rider) and as disclosed in the Fee Table. By contacting the John Hancock NY Service Office or your John Hancock NY representative at any time, you can obtain information about the then-current rate of any charges that are applicable to your particular circumstances and/or obtain a personalized illustration that will demonstrate the manner in which those specific current charges impact the values under your policy.
Deductions from premium payments.
Premium charge - A charge to help defray our sales costs and related taxes. A maximum premium charge of 5% is deducted from all premiums paid in policy years 1-10. A maximum premium charge of 2% is deducted from all premiums paid in policy years 11 and thereafter. We will stop accepting premium payments at and after the younger insured person reaches age 121.
Deductions from policy value.
Administrative charge. A monthly charge to help cover our administrative costs. This is a flat dollar charge of $20 per month that will cease at and after the younger insured person reaches age 121.
Base Face Amount charge. A monthly charge for a minimum duration of 10 years and maximum duration of 30 years, which primarily helps cover sales costs. To determine the charge, we multiply the amount of Base Face Amount at issue by a rate that varies by each insured person’s sex, age and risk classification of each insured person at issue.
Supplemental Face Amount charge. A monthly charge for a minimum duration of 10 years and maximum duration of 30 years, which primarily helps cover sales costs. To determine the charge, we multiply the greater of the amount of Supplemental Face Amount at issue and the amount of Supplemental Face Amount on the processing date by a rate that varies by each insured person’s sex, age and risk classification of each insured person at issue.
Cost of insurance charge. A monthly charge for the cost of insurance. Cost of insurance charges will cease at and after the younger insured person reaches age 121. To determine the charge, we multiply the NAR by a cost of insurance rate. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates, and the current rates will never be more than the maximum rates shown in the policy. The amount that we are at risk is affected by the death benefit option selected (Option 1 vs. Option 2), the death benefit amount (including any minimum death benefit) and the policy value, which is affected by, among other things, premium payments, investment performance and charges. The cost of insurance rates we use will depend on a number of factors, including each insured person’s age at issue, the insurance risk characteristics and (usually) sex of the insured persons, and the length of time the policy has been in effect. The cost of insurance rate generally increases each year that you own your policy, as the insured persons’ ages increase.
Asset-based risk charge. A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to variable investment accounts. This charge does not apply to the current fixed account or the indexed accounts. We do not currently impose this charge but reserve the right to do so in the policy. Any charge would cease when the younger insured person reaches age 121.
Supplementary benefit rider charges. A charge for any supplementary insurance benefits added to the policy by means of a rider. Maximum charges for the various riders are shown in the Fee Table above under “Transaction Fees” or “Periodic Charges Other than Annual Portfolio Expenses,” as appropriate. These charges are also specified in the rider’s provisions or the policy specifications. The charges that we currently apply to the Return of Premium Death Benefit Rider are less than the maximum charges and are subject to change; however, the current charges will never be more than the maximum charges shown. You can obtain information about the specific charges applicable to you from your John Hancock NY representative.
Loan interest charge. We will charge interest on any amount you borrow from your policy. The interest charged on any loan is an effective annual rate of 3.25% in the first ten policy years and 2.25% thereafter.

Transfer fee. We currently do not impose a fee upon transfers of policy value among the variable investment accounts, but reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which would be 12 or more) to compensate us for the costs of processing these transfers.
Surrender charge. A charge we deduct if the policy lapses or is surrendered within the first ten policy years. We deduct this charge to compensate us primarily for sales expenses that we would otherwise not recover in the event of early lapse or a surrender. The surrender charge amount is determined by a formula that is set out in your policy and is impacted by the insured persons’ ages, sex, risk classification, Base Face Amount and policy duration. Under the formula, the surrender charge initially is a dollar amount that is set for the in the policy specifications and that, subject to certain other downward adjustments specified in the formula, decreases each month until it becomes zero at the end of the tenth policy year.
Charges at the portfolio level. The portfolios must pay investment management fees and other operating expenses from portfolio assets. These fees and expenses are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any variable investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year. See APPENDIX.
Additional Information About How Certain Policy Charges Work
The premium and Base Face Amount charges help to compensate us for the cost of selling our policies. The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium and Base Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources. We also may make a profit from any charge and can use any such profits to defray any of our expenses under the policies or for any other proper corporate purpose.
Unless we agree otherwise or you do not have sufficient funds in any fixed account, indexed account or variable investment accounts, we deduct the monthly deductions from your policy’s variable investment accounts, the indexed accounts and any fixed account in proportion to the amount of policy value you have in each of those accounts.
Other Charges We Could Impose in the Future
Except for a portion of the premium charge, we currently make no specific charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Separate Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected accounts. However, we expect that no such charge will be necessary.
A portion of the premium charge is used to cover premium taxes. Currently, the premium tax in New York is 0.7% of each premium payment.
Under current New York laws, we may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in New York state or local tax laws, we may make charges for such taxes.
Our right to increase any charge up to the maximum rate shown in the policy specifications applies to then outstanding policies, as well as to policies issued after the increase.
Commissions Paid to Dealers
We pay compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. The compensation paid to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 138% of target premium paid in the first policy year, and 8% of target premium paid in years 2-10. Compensation paid on any premium in excess of target premium will not exceed 10% in any year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.

To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker- dealers and other financial intermediaries in the Statement of Additional Information (the “SAI”).
Lapse and Reinstatement
Lapse. Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. See “Premium Due Dates” above.
Reinstatement. By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:
(a) You must provide to us evidence of the last surviving insured persons’ insurability, and of any insured persons covered under any supplementary benefit rider that you wish to reinstate, that is satisfactory to us; and
(b) You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force for at least the next three policy months.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any net premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.
Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.
Variations
We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies, subject to the maximum charges described in this prospectus. For example, with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us, we may offer the policies with reduced charges or with additional or enhanced features or benefits. We will make these programs available in accordance with our established administrative procedures in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for such a program are: (i) the nature of the association and its organizational framework; (ii) the method by which sales will be made to the members of the class; (iii) the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; (iv) the anticipated lapse and surrender rates of the policies; (v) the size of the class of associated individuals and the number of years it has been in existence; (vi) the aggregate amount of premiums paid; and (vii) any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges or feature or benefit enhancement will be reasonable and will apply uniformly to all prospective policy investors in the class and will not unfairly discriminate against any owner.
Policy or Separate Account Changes
We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.
In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:
• Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
• Adding or removing fixed accounts, indexed accounts or variable investment accounts
• Combining variable investment accounts
• Closing the variable investment accounts or indexed accounts to new allocations or transfers
• Changes in the form of organization of any separate account
Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.
We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock NY to be associated with the class of policies to which your policy belongs from the Separate Account to another separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.
When We Pay Policy Proceeds
We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). You may choose to receive proceeds from the policy as a single sum. If we do not have information about the desired manner of payment within seven days after the date we receive documentation of the last surviving insured person’s death, we will pay the proceeds as a single sum. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out terms of the option in full. Please contact our Service Office for more information.
We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.
We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment account if (1) the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the variable investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

New York State law allows us to defer payment of any portion of the net cash surrender value derived from the fixed account and indexed accounts for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.
Coverage at and After Age 121
Provided the policy is in force at and after the younger insured person attains age 121:
• We will stop accepting any premium payments.
• We will no longer take monthly deductions for charges identified in the Fee Table of this prospectus.
• We will continue to credit interest to a fixed account and indexed accounts.
• We will continue to charge and credit loan interest on any outstanding loan.
• We will continue to accept loan repayments on existing loans.
• We will allow new segments to be created
• We will no longer apply the policy credit to the policy value.
• We will not allow any withdrawals.
• We will continue to allow any new loans.

General Description of Registrant, Depositor and Portfolios
Depositor
Your policy is issued by John Hancock Life Insurance Company of New York, 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.
Registrant
The “registrant” of the policies with the SEC is the John Hancock Life Insurance Company of New York Separate Account B, a separate account operated by us under New York law (the “Separate Account”). Each subaccount of the Separate Account invests its assets in one of the portfolios shown in the APPENDIX.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any obligations of John Hancock NY other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock NY’s other assets. All obligations under the policies (including under any fixed or indexed account options), guarantees, or benefits are obligations of John Hancock NY and are subject to its claims paying ability.
We normally compute policy values for each business day as of the close of the NYSE on that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the SEC and applicable regulations. Over time, the amount you’ve invested in any variable investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding portfolio and had reinvested all of that portfolio’s dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Charges at the portfolio level.” For certain policy years, we also will apply a policy credit to your policy value.
Portfolios
Information regarding each portfolio, including (i) its name; (ii) its investment objective; (iii) its investment adviser and any sub- investment adviser; (iv) current expenses; and (v) performance is available in the APPENDIX to this prospectus. Each portfolio has issued a prospectus that contains more detailed information about the portfolio. You can obtain the prospectus (hard copy or electronic) and additional information about any portfolio, at the addresses or phone number set forth in the first paragraph of the APPENDIX. On each business day, shares of each series are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the NYSE is open for trading.
We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid. We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

Voting Portfolio Shares
We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares and other shares for which we receive no instructions) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in separate accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote. The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.
We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions.
We determine the number of a portfolio’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s variable investment account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote.
Legal Proceedings
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.
Financial Statements
The financial statements of the Separate Account, as well as the consolidated financial statements of John Hancock NY are in the SAI. The financial statements of John Hancock NY have relevance for the policies only to the extent that they bear upon its ability to meet its obligations under the policies. You may request an SAI by contacting our Service Office at a phone number or address shown on the back cover of this prospectus.

Appendix: Portfolios Available Under The Policy
The following is a list of portfolios available under the policies. More information about the portfolios is available in the prospectuses for the portfolios, which may be amended from time to time. You can find the prospectuses and other information about the portfolios at dfinview.com/JohnHancock/PUFT/SVUL2020_NY. You can also request this information at no cost by calling 1-800-732-5543 or by sending an email request to life_and_annuities_prospectuses@jhancock.com.
The current expenses and performance information below reflect fees and expenses of the portfolios, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To approximate the aggregate total return of a broad-based U.S. domestic equity market index.	500 Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.25%*	17.57	14.12	14.52
To seek income and capital appreciation.	Active Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.65%*	7.56	0.09	2.67
To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Asset Allocation Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.91%*	15.39	8.57	9.37
To seek to provide long-term growth of capital.	American Global Growth Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	1.07%*	21.17	7.81	11.74
To seek to provide growth of capital.	American Growth Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.95%*	19.81	12.95	17.53
To seek to provide long-term growth of capital and income.	American Growth-Income Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.91%	17.65	13.48	13.50
To provide long-term growth of capital. Current income is a secondary objective.	Blue Chip Growth Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.75%*	18.57	11.76	15.62
To seek long-term capital appreciation.	Capital Appreciation Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.88%*	11.62	9.11	10.95
Appendix-1

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To seek total return consisting of income and capital appreciation.	Core Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Allspring Global Investments, LLC	0.62%*	7.03	-0.52	1.96
To seek long-term capital appreciation.	Disciplined Value Emerging Markets Equity Trust - Series NAV John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	0.91%*	32.00	7.83	8.56
To seek long-term growth of capital.	Disciplined Value International Trust - Series NAV John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	0.79%	41.02	12.70	8.97
To provide substantial dividend income and also long-term growth of capital.	Equity Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.73%*	14.42	11.15	10.52
To seek growth of capital.	Financial Industries Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.88%*	12.11	11.49	10.60
To seek long-term growth of capital.	Fundamental All Cap Core Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.71%*	4.84	11.79	13.80
To seek long-term capital appreciation.	Fundamental Large Cap Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.72%*	16.01	14.96	12.64
To seek long-term capital appreciation.	Global Equity Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.88%*	18.20	10.17	8.39
To seek long-term capital appreciation.	Health Sciences Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.99%*	19.53	4.19	8.75
The fund seeks high current income. Capital appreciation is a secondary goal.	High Yield Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.69%*	7.45	4.02	6.14
Appendix-2

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.	International Equity Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/SSGA Funds Management, Inc.	0.34%*	32.57	7.68	8.33
To seek long-term capital appreciation.	International Small Company Trust - Series NAV John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	1.01%*	35.01	8.04	7.85
To provide a high level of current income consistent with the maintenance of principal and liquidity.	Investment Quality Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.72%*	6.94	-0.44	2.41
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Lifestyle Balanced Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.74%*	14.06	5.49	7.07
To seek a high level of current income with some consideration given to growth of capital.	Lifestyle Conservative Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.71%*	10.07	2.02	4.20
To seek long-term growth of capital. Current income is also a consideration.	Lifestyle Growth Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.76%*	16.84	7.86	8.96
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.	Lifestyle Moderate Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.73%*	12.69	4.30	6.10
To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Balanced Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.87%	9.87	4.69	5.58
To seek current income and growth of capital, while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Conservative Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.85%	8.91	1.00	3.14
Appendix-3

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Growth Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.91%	10.89	6.32	6.28
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Moderate Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.87%	9.34	3.78	5.11
To seek long-term growth of capital.	Mid Cap Growth Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.88%*	6.17	1.36	11.75
Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index.	Mid Cap Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.41%*	7.03	8.68	10.29
To seek long-term capital appreciation.	Mid Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.98%*	5.87	11.69	10.91
To obtain maximum current income consistent with preservation of principal and liquidity.	Money Market Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.28%*	4.07	3.03	1.97
To seek maximum total return, consistent with preservation of capital and prudent investment management.	Opportunistic Fixed Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.92%*	9.60	0.62	3.25
To seek to achieve a combination of long- term capital appreciation and current income.	Real Estate Securities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.76%*	0.63	5.77	5.91
To seek long-term growth of capital. Current income is incidental to the fund’s objective.	Science & Technology Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.99%*	23.64	13.03	19.84
To seek income and capital appreciation.	Select Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.60%*	7.52	-0.27	2.26
Appendix-4

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.	Short Term Government Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.65%*	5.09	0.67	1.25
To seek long-term capital appreciation.	Small Cap Core Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.90%*	0.11	6.53	6.10
Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.	Small Cap Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.48%*	12.42	5.72	9.24
To seek long-term capital appreciation.	Small Cap Opportunities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	0.87%*	9.22	10.59	10.09
To seek long-term capital appreciation.	Small Cap Stock Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	1.08%*	12.70	0.39	10.12
To seek long-term growth of capital.	Small Company Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	1.16%*	7.11	6.02	8.98
To seek a high level of current income.	Strategic Income Opportunities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.74%*	7.51	1.61	3.26
To seek to track the performance of the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”) (which represents the U.S. investment grade bond market).	Total Bond Market Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.25%*	6.91	-0.65	1.75
Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index.	Total Stock Market Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.51%*	16.68	12.42	13.73
Appendix-5

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To seek long-term growth of capital.	U.S. Growth Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.62%*	20.76	11.77	17.13
The fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.	Ultra Short Term Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.62%*	4.34	2.52	2.01

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To seek to provide capital appreciation.	TOPS® Aggressive ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.54%	18.83	9.41	10.43
To seek to provide income and capital appreciation.	TOPS® Balanced ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.54%	12.85	5.52	6.39
To seek to preserve capital and provide moderate income and moderate capital appreciation.	TOPS® Conservative ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.56%	10.15	4.34	4.99
To seek to provide capital appreciation.	TOPS® Moderate ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.53%	15.13	6.92	7.99
To seek to provide capital appreciation.	TOPS® Moderately Aggressive ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.54%	17.99	8.56	9.53
* This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.
Appendix-6

JOHN HANCOCK NY SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 372 University Ave, Suite #55979 Westwood, MA 02090	Life Post Issue John Hancock Insurance Company PO Box 55979 Boston, MA 02205
Phone:
1-800-732-5543
In addition to this prospectus, John Hancock NY has filed with the SEC an SAI that contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock NY and the Separate Account. The SAI is incorporated by reference into this prospectus and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. You can view the SAI and other information about your Policy at dfinview.com/JohnHancock/PUFT/SVUL2020_NY. The SAI may also be obtained, without charge, by contacting the John Hancock NY Service Office. You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.
Reports and other information about the Separate Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by submitting an electronic request to the following email address: publicinfo@sec.gov.
The Standard & Poor’s 500 Composite Stock Price Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Company. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Company. The indexed universal life insurance product issued by the policy is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product nor do they have any liability for any errors, omissions, or interruptions of the Standard & Poor’s 500 Composite Stock Price Index.
1940 Act File No. 811-8329—1933 Act File No. 333-238712
EDGAR Contract Identifier No. C000221085

Statement of Additional Information
dated April 27, 2026
for interests in
John Hancock Life Insurance Company of New York Separate Account B
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”) relating to the following variable life insurance and variable universal life insurance policies issued by John Hancock NY and providing for allocation of premiums and policy values to the John Hancock Life Insurance Company of New York Separate Account B:
Name of Policy (and SEC EDGAR Identifier #)	Name of Policy (and SEC EDGAR Identifier #)
Accumulation SVUL (C000049289)	Protection SVUL (C000049288)
Accumulation Survivorship Variable Universal Life 2020 (C000221085)	Protection Variable Universal Life (C000027560)
Accumulation Variable Universal Life (C000027562)	Protection Variable Universal Life 09 (C000076061)
Accumulation Variable Universal Life 08 (C000069367)	Protection Variable Universal Life 2012 (C000113134)
Accumulation Variable Universal Life 2014 (C000141201)	SPVL (C000027558)
Accumulation Variable Universal Life 2019 (C000217917)	Survivorship VUL (C000027559)
Corporate VUL (C000027561)	VUL Accumulator (C000027556)
Corporate VUL 08 (C000069368)	VUL Protector (C000027557)
This Statement of Additional Information is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock NY representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-732-5543.

General Information and History
Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” The Depositor is John Hancock NY, a stock life insurance company organized under the laws of New York in 1992. We are a licensed life insurance company in the state of New York. Until 2004, John Hancock NY had been known as The Manufacturers Life Insurance Company of New York.
The Depositor is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a life insurance company domiciled in Michigan. The Depositor’s ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company of New York Separate Account B (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under New York law on May 6, 1997. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
Separate Account B’s subaccounts are made available as the variable investment accounts under variable life insurance and variable universal life insurance policies issued by John Hancock NY. New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Audit services are provided by Ernst & Young LLP, independent registered public accounting firm. Ernst & Young LLP’s address is 200 Clarendon Street, Boston, Massachusetts, 02116.
Underwriters
Principal Underwriter
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company wholly owned by John Hancock Life Insurance Company (U.S.A.), is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 200 Berkeley Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
Offering and Commissions
We offer the policies for sale, on a continuous basis, through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2025, 2024, and 2023, was $185,390,596, $ 133,941,360, and $100,002,438, respectively. JH Distributors did not retain any of these amounts during such periods.
2

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Other Payments
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
• Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
• Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
• Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Additional Information
Sales Load
We expect to recover our total sales expenses over the life of the policies through policy charges, including the premium, surrender and face amount charges. The amount of the charges in any policy year does not specifically correspond to sales expenses for that year, and to the extent that the premium, surrender and face amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets.
Underwriting Procedures
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning the insured person's age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
Financial statements
The statutory-basis financial statements of John Hancock Life Insurance Company of New York as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, incorporated in this SAI by reference to report on Form N-VPFS filed April 15, 2026, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon, and are incorporated by reference in reliance upon such report given on the authority of such firm as experts in auditing and accounting.
The financial statements of JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B (File No. 811-08329) as of December 31, 2025, and for the two years in the period then ended, incorporated in this SAI by reference to report on Form N-VPFS filed April 15, 2026, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon, and are incorporated by reference in reliance upon such report given on the authority of such firm as experts in auditing and accounting.
3

PART C
OTHER INFORMATION
Item 30. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account B is incorporated by reference to post-effective amendment number 1, file number 333-157213, filed with the Commission in April 29, 2010.
(b) Not applicable.
(c) (1) Underwriting and Distribution Agreement between John Hancock Life Insurance Company of New York and John Hancock Distributors LLC dated December 1, 2009, incorporated by reference to pre-effective amendment number 1 file number 333-157213, filed with the Commission in April 29, 2010.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, filed herewith.
(d)(1) Form of Specimen Flexible Premium Variable Life Insurance policy, incorporated by reference to Pre-Effective Amendment No. 1, file no. 333-238712, filed with the Commission on June 5, 2020.
(2) Specimen Policy Split Option Rider, incorporated by reference to Pre-Effective Amendment No. 1, file no. 333-238712, filed with the Commission on June 5, 2020.
(3) Specimen Cash Value Enhancement Rider, incorporated by reference to Pre-Effective Amendment No. 1, file no. 333-238712, filed with the Commission on June 5, 2020.
(4) Specimen Overloan Protection Rider, incorporated by reference to Pre-Effective Amendment No. 1, file no. 333-238712, filed with the Commission on June 5, 2020.
(5) Specimen Four Year Term Rider, incorporated by reference to Pre-Effective Amendment No. 1, file no. 333-238712, filed with the Commission on June 5, 2020.
(6) Specimen Return of Premium Rider, incorporated by reference to Pre-Effective Amendment No. 1, file no. 333-238712, filed with the Commission on June 5, 2020.
(7) Specimen Healthy Engagement Rider, incorporated by reference to Pre-Effective Amendment No. 1, file no. 333-238712, filed with the Commission on June 5, 2020.
(e) Specimen policy application, incorporated by reference to Pre-Effective Amendment No. 1, file no. 333-238712, filed with the Commission on June 5, 2020.
(f) (1) Declaration of Intention and Charter of First North American Life Assurance Company dated January 30, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(a) Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company dated March 6, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(b) Certificate of Amendment of the Declaration of Intention and Charter of the The Manufacturers Life Insurance Company of New York dated October 1, 1997, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission on April 27, 2011.
(c) Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York dated January 1, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-127543, filed with the Commission on November 16, 2005.
(d) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated July 26, 2006, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April 30, 2007.
(e) Certificate of Amendment of the Declaration of Intention and Charter approved on August 20, 1997, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission on April 27, 2011.

(f) Certificate of Amendment of the Declaration of Intention and Charter approved on August 28, 2002, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission on April 27, 2011.
(g) Certificate of Amendment of the Declaration of Intention and Charter approved on November 20, 2009, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission on April 27, 2011.
(2) By-laws of the John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York), incorporated by reference to Exhibit (6)(B) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.
(a) Amendment to the By-Laws and Charter of John Hancock Life Insurance Company of New York dated November 17, 2005, incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.
(b) Amended and Restated By-Laws of John Hancock Life Insurance Company of New York dated December 14, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission on April 27, 2011.
(g) (1) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Hanover Life Reassurance Company of America, incorporated by reference to post-effective amendment number 5, file number 333-179571, filed with the Commission on December 6, 2013.
(2) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Generali USA Life Reassurance Company of America, incorporated by reference to post-effective amendment number 5, file number 333-179571, filed with the Commission on December 6, 2013.
(3) Reinsurance Agreement between John Hancock Life Insurance Company of New York and RGA Reinsurance Company, incorporated by reference to post-effective amendment number 5, file number 333-179571, filed with the Commission on December 6, 2013.
(4) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Aurigen Reinsurance Company of America, incorporated by reference to post-effective amendment number 9, file number 333-17971, filed with the Commission on October 21, 2016.
(5) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Hanover Life Reassurance Company of America, file number 333-17971, incorporated by reference to post-effective amendment number 9, filed with the Commission on October 21, 2016.
(6) Reinsurance Agreement between John Hancock Life Insurance Company of New York and RGA Reinsurance Company, file number 333-17971, incorporated by reference to post-effective amendment number 9, filed with the Commission on October 21, 2016.
(h) (1) Participation Agreement among The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(6) Participation Agreement between Northern Lights Variable Trust and John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to post-effective amendment number 1, file number 333-248502, filed with the Commission on April 23, 2021.
(6)(a) Amendment to Participation Agreement between Northern Lights Variable Trust and John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to Form N-6, File No. 333-286256, filed with the Commission on March 31, 2025.
(7) Administrative and Distribution Services Agreement between Northern Lights Variable Trust and John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to Post-Effective Amendment No. 7, File No. 333-254211, filed with the Commission on October 17, 2024
(7)(a) Amendment to Administrative and Distribution Services Agreement between Northern Lights Variable Trust and John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to Form N-6, File No. 333-286256, filed with the Commission on March 31, 2025.
(i) (1) Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) dated January 1, 2001, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(a) Amendment No. 1 to Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York effective May 1, 2005, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(2) Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated October 1, 1997, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(a) Amendment No. 1 to Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated August 31, 2000, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(j) Not Applicable.
(k) Opinion and consent of counsel for John Hancock Life Insurance Company of New York, incorporated by reference to Pre-Effective Amendment No. 1, file no. 333-238712, filed with the Commission on June 5, 2020.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.
(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies, incorporated by reference to pre-effective amendment number 1, file number, 333-33504 filed with the Commission on May 3, 2001.
(r) Not Applicable.
Powers of Attorney
(i) Powers of Attorney for Emanuel Alves, Paul M. Connolly, Nora Newton Crouch, Thomas Edward Hampton, J. Stephanie Nam, Ken Ross, Rex Schlaybaugh, Jr., Colin Simpson, Brooks Tingle, Simonetta Vendittelli, Shamus Weiland, and Henry H. Wong, incorporated by reference to Post-Effective Amendment No. 3, File No. 333-254210, filed with the Commission on April 21, 2023.
(ii) Power of Attorney for Simonetta Vendittelli, incorporated by reference to Post-Effective Amendment No. 4, File No. 333-254210, filed with the Commission on August 31, 2023.

(iii) Powers of Attorney for Eileen Cloherty, Nora N. Crouch, Aimee DeCamillo, Dara Gough, Thomas E. Hampton, J. Stephanie Nam, Ken Ross, Alex Silva, Brooks Tingle, Shamus Weiland, and Adam T. Wise, incorporated by reference to Pre-Effective Amendment No. 1, File No. 333-286256, filed with the Commission on July 21, 2025.
Item 31. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
Name and Principal Business Address	Position with Depositor
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Chair, Director, President & Chief Executive Officer
Nora N. Crouch 804 Pepper Avenue Richmond, VA 23226	Director
Aimee DeCamillo 200 Berkeley St. Boston, MA 02116	Director, Executive Vice President, & Global Head of Retirement
Dara Gough 200 Berkeley St. Boston, MA 02116	Director, Vice President
Thomas E. Hampton 5207 2nd Street NW Washington, DC 20011	Director
J. Stephanie Nam 129 State Street Portsmouth, NH 03801	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director, Vice President
Shamus Weiland 200 Bloor Street E. Toronto, ON M4W 1E5	Director
Adam T. Wise 197 Clarendon Street Boston, MA 02116	Director, Vice President
Executive Vice Presidents
Andrew G. Arnott**	Global Head of Institutional, Product, and Strategy
Senior Vice Presidents
John Addeo**	Global Fixed Income Chief Investment Officer
John C.S. Anderson**	Global Head of Corporate Finance and Infrastructure
Peter Chung*	Global Head of Corporate Development
Kevin J. Cloherty**	Deputy General Counsel, Global Markets
Jackie Collier**	GWAM Chief Compliance Officer
Kristie Feinberg*	President of Manulife JH Investments and Head of Retail MIM
Maryscott Greenwood**	Global Head of Regulatory & Public Affairs
Len van Greuning*	Chief Information Officer MIM
Lindsay Hanson*	US Chief Marketing Officer
Hector Martinez*	Head of US Insurance
John B Maynard**	Deputy General Counsel, Legacy, Reinsurance & Tax
Joelle Metzman**	GWAM Chief Risk Officer
Sinead O’Connor*	Global Head of Inforce Management
Wayne Park*	Head of US Retirement and MIM

Name and Principal Business Address	Position with Depositor
Gerald Peterson**	Global Head of Operations and Data Management
Nicole Rafferty***	Global Head of Contact Centers
Chet Ritchie*	Global Head of Talent Acquisition
Susan Roberts*	Head of LTC Customer Care and Integrations
Ian Roke**	Global Head of Financial Risk Management
Thomas Samoluk**	US General Counsel and US Government Relations
Anthony Teta*	US Head of Inforce Management
Nathan Thooft**	MAS and Global Equities Chief Investment Officer
Anne Valentine-Andrews***	Global Head of Private Markets
Blake Witherington**	US Chief Credit Officer
Henry H. Wong**	Chief Investment Officer
Vice Presidents
Jay Aronowitz**
Kevin Askew**
William Auger*
Jack Barry*
Paul Batten**
P.J. Beltramini*
Abigail M Benham*
Mark G Bensman***
Alexander Beoglin**
Jon Bourgault**
J.J. Bowman*
Paul Boyne**
James Brandell*
Ted Bruntrager*	Chief Compliance Officer & Chief Risk Officer
Grant Buchanan***
Ginger Burns Beaupre**
Brendan Campbell*
Yan Rong Cao*
Rick A. Carlson**
Patricia Rosch Carrington**
Jeffrey Cathie*
Ken K. Cha*
Christopher M. Chapman**
Sheila Chernicki*
Eileen Cloherty*	Chief Accounting Officer & Controller
Maggie Coleman***
Catherine Z. Collins**
Doug Comer*
Meredith Comtois*
Thomas D. Crohan**
Susan Curry**
Ken D’Amato**
Michelle M. Dauphinais*
Ryan Davies**
Frederick D Deminico**
Susan P Dikramanjian**
William D Droege**
Jeffrey Duckworth**
Jodi Enggasser*
Jieyu Fan*
Marc Feliciano**
Katie M. Firth**
Lauren Marx Fleming**
Mark Flinn**
Philip J. Fontana**
Laura Foster***

Name and Principal Business Address	Position with Depositor
Matthew Gabriel*
Paul Gallagher**
Melissa Gamble**
Scott B. Garfield**
Marco Giacomelli***
Jeffrey N. Given**
Thomas C. Goggins**
Miguel Gonzalez*
Howard C. Greene**
Erik Gustafson**
Ryan M Hanna***
Richard Harris***	Appointed Actuary
Jessica Harrison***
John Hatch*
Katharine Hayes*
Justin Helferich***
Michael Hession*
Philip Huvos*
Sesh Iyengar**
Kinga Kapuscinski**
Gillian Kelley*
Geoffrey Grant Kelley**
Recep C. Kendircioglu**
Neal P. Kerins*
Brian J Kernohan***
Michael P King***
Heidi Knapp**
Tomoko Kosinski**
Robert Krempus***
Diane R. Landers**
Michael Landolfi**
Tracy Lannigan**	Counsel and Corporate Secretary
Peter Lathrop*
Michael Lebowitz***
Jessica Lee***
Eric Lippart***
Hua Liu***	Treasury
Scott Lively**
David Loh***
Brad Lutz**
Patrick MacDonnell**
Shawn McCarthy**
Andrew J. McFetridge**
Jonathan McGee**
Katie L. McKay**
Eric S. Menzer**
Stella Mink***
Matthew Miskin**
Michelle Morey*
Patricia Wall Mundy*
Catherine Murphy*	Deputy Appointed Actuary
Richard Myrus**
Lisa Natalicchio*
Scott Navin**
Frank G O'Neill***
Pragya Pandit*
Chirag T Patel***
Gary M. Pelletier**

Name and Principal Business Address	Position with Depositor
David Pemstein**
Joanne Pietrini Smith*
Susan J Pirog*
Jessica Portelance***
Jason M. Pratt**
Peta-Gaye M Prinn**
Ed Rapp**
Todd Renneker**
Emily Roland**
Timothy A Roseen**
Barbara H. Rosen-Campbell**
Caryn Rothman**
Ryan Sample**
Jeffrey R. Santerre**
Michael Scanlon**
Marcia Schow**
Christopher L. Sechler**
Estelle Shaw-Latimer***
Thomas Shea**
Lisa Shepard**
Bill Shields**
Alex Silva*	Chief Financial Officer
Fernando A Silva**
Susan Simi**
Nathan Slichter***
Brittany Straughn*
Katherine Sullivan**
Trevor Swanberg**
Robert E. Sykes, Jr.**
Wilfred Talbot*
Gary Tankersley*
Michelle Taylor-Jones*
Anne Thibeault*
Brian E. Torrisi**
Gina Goldych Walters**
Adam Weigold**
Craig White**
Jonathan T. White**
Charles J. Wiegersma*
Bryan Wilhelm*
Karin Wilsey**
Josiah K Winslow**
Thomas Zakian**
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

Item 33. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
Rick Carlson**	Vice President, US Taxation
Jackie Collier**	Director
Michelle Dauphinais*	Vice President
Tracy Lannigan**	Vice President, Counsel, Corporate Secretary
Alex Silva*	Director
Bryan Wilhelm*	Director
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 35. Location of Accounts and Records
The information required by this item is included in the most recent Form N-CEN filed with the SEC by the Separate Account.
Item 36. Management Services
All management services contracts are discussed in Part A or Part B.
Item 37. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.
John Hancock Life Insurance Company of New York hereby represents that the fees and charges deducted under the policies issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, Commonwealth of Massachusetts, on this 21st day of April, 2026.
John Hancock Life Insurance Company of New York Separate Account B
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
By: *____________________
Brooks Tingle
Chair, President, and Chief Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
(Depositor)
By: *____________________
Brooke Tingle
Chair, President, and Chief Executive Officer

/s/Michael A. Ramirez Michael A. Ramirez, as Attorney-In-Fact

*Pursuant to Power of Attorney

Signatures
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of the 21st day of April, 2026.
Signatures	Title
* Brooks Tingle	Chair, President and Chief Executive Officer
* Alex Silva	Chief Financial Officer
* Eileen Cloherty	Chief Accounting Officer and Controller
* Nora N. Crouch	Director
* Aimee DeCamillo	Director
* Dara Gough	Director
* Thomas Edward Hampton	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Shamus Weiland	Director
* Adam T. Wise	Director
/s/Michael A. Ramirez Michael A. Ramirez, as Attorney-In-Fact
*Pursuant to Power of Attorney

Supplement Dated April 27, 2026
TO
Prospectuses Dated April 27, 2026

This Supplement is to be distributed with certain prospectuses for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.
The prospectuses involved bear the title “Accumulation SVUL,” “Accumulation Survivorship Variable Universal Life 2020,” “Accumulation Variable Universal Life,” “Accumulation Variable Universal Life 08,” “Accumulation Variable Universal Life 2014,” “Accumulation Variable Universal Life 2019,” “Accumulation Variable Universal Life 2021,” “Accumulation Variable Universal Life 2021 Core,” “Accumulation Variable Universal Life 2025,” “Accumulation Variable Universal Life 2025 Employer Market,” “Corporate VUL,” “Corporate VUL 05,” “Corporate VUL 08,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Performance Survivorship Variable Universal Life”, “Protection SVUL”, “Protection Variable Universal Life,” “Protection Variable Universal Life 09,” “Protection Variable Universal Life 2012,” Protection Variable Universal Life 2017,” “Protection Variable Universal Life 2021,” “Protection Variable Universal Life 2023,” “Simplified Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” and “Variable Estate Protection Edge.” We refer to these prospectuses as the “Product Prospectuses.”
This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the below funds that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES
The table in the Appendix of each product prospectus is amended to include the following four additional variable investment options/investment accounts:
Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)(%)
			1-Year	5-Year	10-Year
Seeks to provide maximum capital appreciation.	M Capital Appreciation Fund – Series M M Financial Investment Advisers, Inc./Frontier Capital Management Company, LLC	0.95%	18.06	9.10	11.24
Seeks to provide long-term capital appreciation.	M International Equity Fund – Series M M Financial Investment Advisers, Inc./Dimensional Fund Advisors LP	0.62%	32.44	8.77	6.99
Seeks to provide long-term capital appreciation.	M Large Cap Growth Fund – Series M M Financial Investment Advisers, Inc./Federated MDTA LLC.	0.53%	19.61	12.43	15.06
Seeks to provide long-term capital appreciation.	M Large Cap Value Fund – Series M M Financial Investment Advisers, Inc./Brandywine Global Investment Management, LLC	0.60%	17.31	13.92	9.61
* The portfolios’ annual expenses may reflect temporary fee or expense waivers or reimbursements.
VL M SUPP (4/2026)
1